TYSONS INTERNATIONAL PLAZA


                             OFFICE LEASE AGREEMENT

                                 by and between

                               485 PROPERTIES, LLC

                                   (Landlord)


                                       and


                       EXCALIBUR TECHNOLOGIES CORPORATION

                                    (Tenant)


                            Date: March 4, 1999

                           TYSONS INTERNATIONAL PLAZA


                             OFFICE LEASE AGREEMENT


      THIS LEASE AGREEMENT  (this "Lease") is executed in five (5)  counterparts and  made  as of the  ____  day  of  _____________  1999,  by  and  between  485
PROPERTIES, LLC, a Delaware limited liability company ("Landlord"), and EXCALIBUR TECHNOLOGIES CORPORATION, a Delaware corporation ("Tenant"), Landlord and Tenant having the following notice addresses on the date of this Lease:

Landlord:                                       with a copy to:
---------                                       ---------------

485 Properties, LLC
c/o Teachers Insurance and Annuity              LaSalle Partners Limited
  Association of America                        1921 Gallows Road
730 Third Avenue                                Suite 400
New York, New York  10017-3206                  Vienna, Virginia  22182
Attn:  Director, Mortgage and Real Estate       Attn: General Manager

With an additional copy to:
---------------------------

Teachers Insurance and Annuity
    Association of America
730 Third Avenue
New York, New York  10017-3206
Attn: Vice President, Real Estate and Mortgage Law

Tenant:                                   with a copy to:
-------                                   ---------------
Excalibur Technologies Corporation        Werbel & Carnelutti,
1921 Gallows Road, Suite 200                 a Professional Corporation
Vienna, Virginia 22182                    711 Fifth Avenue
Attn:  Ms. Nancy McKinley                 New York, New York 10022
                                          Attn:  Robert H. Werbel, Esquire



                   SUMMARY OF FUNDAMENTAL LEASE PROVISIONS

      The provisions set forth below represent the agreement of the parties hereto as to certain fundamental lease provisions ("Fundamental Lease Provisions"). Specified Section, Schedule and Article references designate some of the other places in this Lease where additional applicable provisions appear. The monetary charges payable by Tenant set forth in the Summary of Fundamental Lease Provisions shall not be construed to constitute an exhaustive list of all amounts which may become payable under this Lease.

(a)   Main Term:        Premises Portion #1 ---- Five (5) years   (See ss.3.3)
                        Premises Portion #2 ---- Five (5) years
                        Premises Portion #3 ---- Five (5) years, five (5)
                                                 months and six (6) days

(b)   Premises Number:  Premises Portion #1 - Suite 200 (Tower II, 2nd Floor)
                                                  (See Sch. A)
                        Premises Portion #2 - Suite 455 (Tower II, 4th Floor) Premises Portion #3 - Suite 750 (Tower II, 7th Floor)

 (c)  Gross Rentable
      Area in Premises: Premises Portion #1 - 11,125 square feet (See ss.1.2)
                        Premises Portion #2 -  3,075 square feet
                        Premises Portion #3 -  4,491 square feet
                                              ------
                              Total           18,691 square feet

(d)   [INTENTIONALLY DELETED]

(e)   [INTENTIONALLY DELETED]

(f)   [INTENTIONALLY DELETED]

(g)   Base Rent:              $28.50 per sq. ft of GRA per .(See ss.4.3, ss.4.4)
                              Lease   Year  (full   service),   with  3%  annual
                              escalations, for an annual Base Rent of:

                              Lease Year  Rental Rate/s.f.
                                    1        $28.50
                                    2        $29.36
                                    3        $30.24
                                    4        $31.14
                                    5        $32.08

(h)   Security Deposit:    $178,000.00 Letter of Credit           (See ss.4.8)

(i)   Permitted Use:       General Office                         (See Art. 5)

(j)   Commencement Date:   Premises Portion #1 - October 6, 1999  (See ss. 4.2)

                           Premises Portion #2 - October 6, 1999 Premises Portion #3 - May 1, 1999

TABLE OF CONTENTS

                                                            Page Number

ARTICLE 1  INTRODUCTORY PROVISIONS...............................1

Section 1.1.  General Definitions................................1
Section 1.2.  Table of Defined Terms.............................2
Section 1.3.  Changes to Project.................................2

ARTICLE 2  PREMISES AND TENANT'S WORK............................3

Section 2.1.  Lease of Premises..................................3
Section 2.2.  Leasehold Improvements and Refurbishments..........3
Section 2.3.  Allowance..........................................4
Section 2.4.  [INTENTIONALLY DELETED]............................5
Section 2.5.  [INTENTIONALLY DELETED]............................5
Section 2.6.  Tenant's Occupancy of Premises.....................5
Section 2.7.  Mechanics' and Other Liens.........................5
Section 2.8.  Tenant's Property................................. 6

ARTICLE 3  TERM................................................. 6

Section 3.1.  Term.............................................. 6
Section 3.2.  Preliminary Term.................................. 7
Section 3.3.  "Main Term," "Lease Year" Defined................. 7
Section 3.4.  Termination....................................... 7
Section 3.5.  Holding Over...................................... 7

ARTICLE 4  RENT................................................. 8

Section 4.1.  Tenant's Agreement to Pay Rent.................... 8
Section 4.2.  Commencement Date..................................8
Section 4.3.  Base Rent..........................................8
Section 4.4.  Annual Rent Increase...............................8
Section 4.5.  Additional Rent....................................9
Section 4.6.  Payment of Rent....................................9
Section 4.7.  Interest Charge....................................9
Section 4.8.  Security Deposit...................................9

ARTICLE 5  USE..................................................10

Section 5.1.  Prompt Occupancy and Use..........................10
Section 5.2.  Operating Hours...................................10
Section 5.3.  Operational Requirements..........................11
Section 5.4.  Signs; Painting; Displays.........................12

                                TABLE OF CONTENTS

                                                            Page Number
                                                            -----------

ARTICLE 6  TAXES................................................12

Section 6.1.  Real Estate Taxes.................................12
Section 6.2.  Payment of Tenant's Taxes.........................13
Section 6.3.  Taxes on Rent and Other Taxes.....................14

ARTICLE 7  COMMON AREAS.........................................14

Section 7.1.  Use and Management................................14
Section 7.2.  Operating Costs Defined...........................15
Section 7.3.  Tenant's Operating Costs Charge...................17
Section 7.4.  Parking...........................................19
Section 7.5.  Overtime HVAC.....................................19

ARTICLE 8  ENVIRONMENTAL MATTERS................................20

Section 8.1.  Environmental Covenants...........................20
Section 8.2.  Environmental Laws................................20
Section 8.3.  Indemnity.........................................20
Section 8.4.  Pre-existing Conditions...........................20
Section 8.5.  Survival..........................................21

ARTICLE 9  MAINTENANCE, REPAIRS AND ALTERATIONS.................21

Section 9.1.  Landlord's Duty to Maintain Structure.............21
Section 9.2.  Tenant's Duty to Maintain Premises................21
Section 9.3.  Tenant's Duty to Repair Damage....................22
Section 9.4.  Alterations by Tenant.............................22
Section 9.5.  Landlord's Right of Access........................23
Section 9.6.  Disruption in Business Operations.................23

ARTICLE 10  INDEMNITY AND INSURANCE.............................23

Section 10.1.  Tenant's Insurance...............................23
Section 10.2.  Tenant's Contractor's Insurance..................24
Section 10.3.  Policy Requirements..............................24
Section 10.4.  Indemnities by Tenant and Landlord...............25
Section 10.5.  Landlord Not Responsible for Acts of Others......26
Section 10.6.  Landlord's Insurance.............................26
Section 10.7.  Increase in Insurance Premiums...................26
Section 10.8.  Waiver of Right of Recovery......................27

ARTICLE 11  CASUALTY............................................27

Section 11.1.  Obligation to Repair and Reconstruct.............27
Section 11.2.  Option to Terminate Lease........................28
Section 11.3.  Insurance Proceeds...............................28

ARTICLE 12  CONDEMNATION........................................28

Section 12.1.  Effect of Taking.................................28
Section 12.2.  Condemnation Awards..............................29

ARTICLE 13  ASSIGNMENT AND SUBLETTING...........................29

Section 13.1.  Landlord's Consent Required......................29
Section 13.2.  Transfer; Issuance of Corporate Shares...........30
Section 13.3.  Acceptance of Rent from Transferee...............30
Section 13.4.  Conditions of Consent............................30
Section 13.5.  Profits from Use or Transfer.....................31

ARTICLE 14  DEFAULT.............................................31

Section 14.1.  "Event of Default" Defined.......................31
Section 14.2.  Remedies.........................................32
Section 14.3.  Damages..........................................33

ARTICLE 15  SUBORDINATION, ATTORNMENT
                       AND NON-DISTURBANCE......................35

Section 15.1.  Subordination....................................35
Section 15.2.  Mortgagee's Unilateral Subordination.............35
Section 15.3.  Attornment and Non-disturbance...................36

ARTICLE 16  QUIET ENJOYMENT.....................................36

ARTICLE 17  NOTICES.............................................36

Section 17.1.  Sending of Notices...............................36
Section 17.2.  Notices to Mortgagees............................36
Section 17.3.  Estoppel Certificate.............................37

ARTICLE 18  MISCELLANEOUS.......................................37

Section 18.1.  Modification.....................................37
Section 18.2.  No Recordation...................................37
Section 18.3.  Remedies Cumulative..............................38
Section 18.4.  Successors and Assigns...........................38
Section 18.5.  Compliance with Laws and Regulations.............38
Section 18.6.  Captions and Headings............................39
Section 18.7.    Joint and Several Liability....................39
Section 18.8.    Brokers' Commissions...........................39
Section 18.9.    No Discrimination..............................39
Section 18.10.  No Joint Venture................................40
Section 18.11.  Conflicts; Schedules............................40
Section 18.12.  Severability....................................40
Section 18.13.  No Third Party Beneficiary......................40
Section 18.14.  Corporate Tenants...............................40
Section 18.15.  Applicable Law..................................41
Section 18.16.  Waiver of Jury Trial............................41
Section 18.17.  Limitation of Liability.........................41
Section 18.18.  No Accord and Satisfaction......................42
Section 18.19.  Time of Essence.................................42
Section 18.20.  "Person(s )"Defined.............................42
Section 18.21.  Consents........................................43
Section 18.22.  Integration of all Prior Agreements and
                    Execution of Lease..........................43

                                    SCHEDULES


A.....      Drawing showing approximate location of the Premises

A-1...      Legal Description of the Project Site

B.....      Landlord Services

C.....      [INTENTIONALLY DELETED]

D.....      [INTENTIONALLY DELETED]

E.....      Form of Commencement Date Notice

F.....      Rules and Regulations

G.....      Form of Subordination, Non-disturbance and Attornment Agreement

H.....      Form of Tenant Estoppel

I.....      Bids

                             TABLE OF DEFINED TERMS

                                                               Defined In
Defined Term                                                     Section


ADA ................................................................2.3(e)
Additional Rent ....................................................4.5
Affiliate .........................................................13.1(b)
Allowance ..........................................................2.3 (a)

Base Rent...........................................................4.3
Base Year...........................................................6.1(a)
Building............................................................1.1(a)

Casualty...........................................................11.1
Capital Expenditures................................................7.2(b)(i)
Commencement Date ..................................................4.2
Commencement Date Notice ...........................................2.6
Common Areas........................................................1.1(b)

Default Rate........................................................1.1(c)

Event of Default...................................................14.1
Excess Costs .......................................................2.3 (d)

General Contractor..................................................2.2(b)(i)
GRA.................................................................1.1(d)
GRA Fraction........................................................1.1(e)
GRA Tax Fraction....................................................1.1(f)


Landlord......................................Introductory Paragraph
Landlord's Management Agent.........................................1.1(g)
Lease Year..........................................................3.3(b)
Letter of Credit ...................................................4.8
Liquidated Damages.................................................14.3(a)

Main Term...........................................................3.3(a)
Market Rent.........................................................3.4(d)
Mortgage...........................................................15.1(a)
Mortgagee..........................................................15.1(a)

Operating Costs.....................................................7.2(a)

Parking Garage......................................................7.4(a)
Permitted Use.......................................................5.1

Person(s)..........................................................18.20
Preliminary Term....................................................3.2
Premises............................................................1.1(h)
Project.............................................................1.1(a)

Rent................................................................4.1
Rental Tax..........................................................6.3

Security Deposit....................................................4.8

Taxes...............................................................6.1(a)
Tenant.........       ..........................Introductory Paragraph
Tenant's Operating Costs Charge.....................................7.3(a)(i)
Tenant's Property...................................................2.8(a)
Tenant's Taxes......................................................6.1(b)
Term................................................................3.1
Termination Damages................................................14.3(a)
Transfer...........................................................13.1(a)
Tysons International Plaza..........................................1.1(a)

                                    ARTICLE 1

                             INTRODUCTORY PROVISIONS

      Section 1.1.      General Definitions.

      As used herein, the term:

      (a) "Building" means the referenced tower of a two-building multi-story office and retail project located in Fairfax County, Virginia. The "Project" consists of two office/retail towers and a multi-level parking facility, plus surface parking. The Project is known as "Tysons International Plaza," and is located at 1919 and 1921 Gallows Road, Vienna, Virginia 22182 (Tower I being located at 1919 Gallows Road and Tower II being located at 1921 Gallows Road); a legal description of the Project site is attached hereto as Schedule A-1. Landlord represents and warrants that the estates and improvements therein comprising the Building and the Project are owned by the Landlord in fee simple. The Landlord's fee simple estate is subject to a Mortgage securing debt to Teachers Insurance and Annuity Association of America.

      (b) "Common Areas" means those areas and facilities which may be furnished, from time to time, by Landlord at the Building, for the non-exclusive general or limited common use of Landlord, Tenant, other tenants, subtenants and other occupants of the Project, their officers, agents, employees, customers, suppliers and materialmen, and those areas and facilities used for maintenance, management and marketing of the Project, and all loading docks, ramps and areas, delivery passages, freight elevators, service corridors, sidewalks, walkways, roadways, alleyways, parking areas, courts, courtyards, ramps, fountains, retaining walls, stairways, escalators, elevators, fire corridors, fire escapes, park areas, first-aid stations, maintenance and mechanical areas, rest rooms, meeting rooms, management offices, promotional offices, utility plants, distribution equipment, fire command centers and security systems equipment and service lines, pipes, tanks, pumps, exhaust fans, transformers and conduits for heat, ventilation, light and air conditioning, and other similar areas, facilities or improvements serving the Project.

      (c) "Default Rate" means an annual rate of interest equal to the lesser of
(i) the maximum rate of interest for which Tenant may lawfully contract in the Commonwealth of Virginia from time to time, or (ii) twenty percent (20%).

      (d) "GRA" means with respect to the area being measured, the number of square feet of rentable area for the exclusive use by a tenant for general office purposes. Said area shall be measured in accordance with the modified BOMA method of measurement. From time to time during the Term, Landlord may give Tenant notice of the total GRA in the Building and in the Project, as such GRA may be revised because of additions to (or subtractions from) the Building and/or the Common Areas and/or the Project, or as such GRA may be adjusted pursuant to provisions in the leases of other tenants or occupants. The GRA in the Premises and in all other areas set aside for tenants within the Building shall be utilized to calculate the GRA Fraction and to make any other calculations required to determine Tenant's proportionate share of certain charges set forth in this Lease.

      (e) "GRA Fraction" means a fraction, the numerator of which shall be the GRA in the Premises and the denominator of which shall be the average annual aggregate of the total square footage in the Project which is leased to tenants from time to time, which denominator shall in no event be less than that number which is 95% of the total GRA in the Project.

      (f) "GRA Tax Fraction" means a fraction, the numerator of which shall be the GRA in the Premises and the denominator of which shall be the total GRA in the Project.

      (g) "Landlord's Management Agent" means the person or persons designated by Landlord from time to time to lease, manage, operate, and/or supervise the operations of the Building for and on behalf of Landlord.

      (h) "Premises" means that portion of the Building as shown on Schedule A, having the square footage of floor area specified in clause (c) of the Fundamental Lease Provisions. The Premises shall consist of the Premises Portion #1, the Premises Portion #2 and the Premises Portion #3.

      Section 1.2.      Table of Defined Terms.

      The Section reference for definitions of all other capitalized terms used in this Lease are contained in the Table of Defined Terms immediately following the Table of Contents.

      Section 1.3.      Changes to Project.

      As between Landlord and Tenant, Landlord may at any time and from time to time eliminate or add any improvements, or change or consent to a change in the shape, size, location, number, height or extent of the improvements to any portion of the Building and/or the Project. Nothing herein contained, however, shall be deemed to permit Landlord to change the dimensions or location of the Premises or materially adversely affect the access to the Premises from the Common Areas adjacent thereto, if any, or materially adversely affect the appearance or occupancy by Tenant of the Premises, without Tenant's consent, unless any such changes are required by reason of any federal, state or local environmental or other law, rule, regulation, guideline, judgment, order or action.

                                    ARTICLE 2

                           PREMISES AND TENANT'S WORK

      Section 2.1.      Lease of Premises.

      Landlord, in consideration of the Rent to be paid and the covenants to be performed by Tenant, hereby leases to Tenant, and Tenant hereby leases and takes from Landlord, for the Term, the Premises, at the rental and upon the covenants and conditions herein set forth.

      Section 2.2.      Leasehold Improvements and Refurbishments.

            (a) Tenant shall accept the Premises in its "AS IS" condition; provided, however, that after the Commencement Date, Landlord shall make certain improvements and refurbishments to the Premises as follows: Landlord shall patch (as necessary) and paint the walls of the Premises and shall replace the carpet in the Premises with mutually acceptable commercial grade carpeting. Any such refurbishments and improvements shall comport with building standard.

            (b) (i) At Landlord's sole cost and expense (subject, however, to Tenant's obligation to pay for any Excess Costs, as set forth in Section 2.3(d) below), Landlord shall contract with a general contractor (the "General Contractor") to complete the leasehold improvements and refurbishments in accordance with this Section 2.2. Landlord shall bid the general contractor work to at least three (3) general contractor bidders. Each of the general contractor bidders shall submit a fixed price bid including the subcontractor or "trade" work, bid by the general contractor to at least three (3) subcontractor bidders. The selection of the General Contractor shall be made by Landlord in its commercial good faith.

                  (ii) Landlord or its affiliate, at no cost to Tenant, shall administer, supervise and manage the refurbishments and improvements to the Premises pursuant to this Section 2.2.

                  (iii) Tenant has designated Ms. Nancy McKinley to be its construction coordinator who shall be entitled to inspect the refurbishments and improvements and otherwise act on Tenant's behalf during such time. Tenant's construction coordinator shall have full authority to make all decisions on behalf of Tenant with respect to material or design changes and change orders (to be documented, submitted to and executed by the parties prior to commencement of such work), and any decisions made in the field by such person shall be binding upon Tenant. Landlord agrees that it shall cooperate, and shall cause the General Contractor and Landlord's construction manager to cooperate, with Tenant's construction coordinator. Landlord agrees that it shall not effect change orders without the written approval of Tenant or Tenant's construction coordinator.

                  (iv) The improvements to the Premises contemplated in Section 2.2(a) hereof shall be performed by Landlord upon forty-five (45) days' written notice from Tenant.

            (c) The Premises is currently constructed and improved as office space. Landlord shall maintain all life safety systems, and, except as otherwise provided herein, Landlord shall comply with all requirements of all prevailing governmental authorities having or claiming jurisdiction over the Building, the Project or the Common Areas concerning the same.

      Section 2.3.      Allowance

            (a) Tenant shall receive a total improvement and refurbishment allowance (the "Allowance") which shall be applied towards leasehold improvements and refurbishments as set forth in Section 2.2 (including signage, as set forth in Section 5.4 (c) hereof); the Allowance shall be in the total sum of Fifty-Two Thousand Dollars ($52,000.00).

            (b) The cost of the leasehold improvements and refurbishments shall be paid monthly by Landlord out of the Allowance based upon the draw schedule and work in place. Tenant and Tenant's construction coordinator shall receive a copy of each monthly requisition. It is hereby agreed that all permanently affixed leasehold improvements, if any, shall immediately become the property of Landlord upon completion unless otherwise agreed to in writing.

            (c) In the event the total cost of the leasehold improvements and refurbishments is less than the Allowance, Landlord shall retain such amount as its property and there shall be no payment to Tenant or abatement of Rent with respect thereto.

            (d) In the event the total cost of completing the improvements and refurbishments to the Premises shall exceed the Allowance (the "Excess Costs"), said Excess Costs shall be paid by Tenant to Landlord in cash, in full, within thirty (30) days after Landlord's demand therefor; provided, however, that at Tenant's election such Excess Costs (but not to exceed Two Dollars [$2.00] per square foot of GRA in the Premises) may be amortized as additional Base Rent over the Main Term, calculated using an interest factor of twelve percent (12%). Attached hereto as Schedule I is a copy of bills received by Landlord with respect to the performance of the initial improvements to the Premises.

            (e) Landlord represents and warrants that, upon the Commencement Date and completion of the improvements and refurbishments to the Premises to be performed by Landlord pursuant to Section 2.2 hereof, the Premises are and shall be in compliance with all requirements of the Americans with Disabilities Act of 1990 (the "ADA"). Upon completion of the improvements and refurbishments, Landlord shall be responsible for ADA compliance issues with respect to the Common Areas and Tenant shall be responsible for all ADA compliance issues within the Premises.

      Section 2.4 .     [INTENTIONALLY DELETED].

      Section 2.5.      [INTENTIONALLY DELETED].

      Section 2.6.      Tenant's Occupancy of Premises.

      Within fifteen (15) days following the Commencement Date, Tenant and Landlord shall execute a "Commencement Date Notice" in the form attached hereto as Schedule E.

      Section 2.7.      Mechanics' and Other Liens.

      (a) With respect to any work performed by Tenant in furnishing or equipping the Premises hereunder, and with respect to any alterations performed pursuant to Section 9.4, Tenant will not permit to be created and has no authority to permit to be created or to remain undischarged any lien, encumbrance or charge (arising out of any work done or materials or supplies furnished by an contractor, subcontractor, mechanic, laborer or materialman, or any mortgage, security agreement or otherwise by or for Tenant), which might be or become a lien or encumbrance or charge upon the Premises, or Tenant's leasehold estate therein, the Project or any income therefrom. Tenant will not suffer any other matter or thing whereby the estate, rights and interests of Landlord in the Project might be encumbered or impaired.

      (b) If any mechanics' lien on account of any alleged debt of Tenant, or any person acting on Tenant's behalf, shall be filed against the Premises, the Project or any income therefrom, Tenant shall take and diligently prosecute appropriate action to have the same discharged or bonded and released of record at Tenant's sole expense within thirty (30) days of the filing of such lien. Upon Tenant's failure so to do, Landlord, in addition to any other right or remedy that it may have, may cause said lien to be discharged or bonded and take such other action as may be reasonably necessary to protect its interest, and Tenant shall pay any amounts paid by Landlord in connection with such action, and all reasonable legal and other costs and expenses incurred by Landlord in connection therewith (including reasonable attorneys' fees, court costs (if awarded post-judgment) and other necessary disbursements). Any such amounts paid by Landlord and the amount of any such expenses or costs incurred by Landlord, if not paid by Tenant to Landlord within thirty (30) days after the date Tenant receives written notice from Landlord of the amount thereof and demand for payment of the same, shall, together with interest thereon at the Default Rate from the date of the receipt by Tenant of the aforesaid written notice to the date of payment thereof by Tenant, be treated as Additional Rent, and shall be payable by Tenant to Landlord not later than thirty (30) days after the giving of such written notice and demand. Nothing herein contained shall obligate Tenant to pay or discharge any lien created by Landlord.

      (c) Except with respect to the initial improvements and refurbishments to the Premises to be performed by Landlord pursuant to Section 2.2 hereof, Tenant shall promptly pay all persons furnishing labor or materials with respect to any work performed by or on behalf of Tenant in, on or about the Premises. No work which Landlord permits Tenant to perform shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics' or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. This Lease expressly provides that the interest of Landlord shall not be subject to liens for improvements made for or on behalf of Tenant, and Tenant shall notify each of Tenant's contractors of the foregoing provisions.

      (d) To the extent permitted by law, Landlord shall have the right to post such other notices as Landlord may deem to be appropriate for the protection of its interests in the Premises. The provisions of this Section 2.7 shall apply with respect to any work performed by or on behalf of Tenant in, on or about the Premises during the Term thereof.

      Section 2.8.      Tenant's Property.

      (a) All trade fixtures, furniture and equipment (as distinguished from leasehold improvements) owned by Tenant and installed in the Premises ("Tenant's Property") shall be and remain the property of Tenant and shall be removable at any time, including upon the expiration of the Term, provided (i) Tenant shall not at such time be in default of any term, covenant or provision of this Lease beyond any applicable grace, notice or cure period, and (ii) Tenant shall repair to the satisfaction of Landlord any damage to the Premises caused by the removal of any of Tenant's Property.

      (b) If Tenant's Property, or any portion thereof, is not removed from the Premises upon the expiration of the Term or any earlier termination of this Lease in accordance with the foregoing, such remaining Tenant's Property shall, at the election of Landlord, become the personal property of Landlord, and Tenant's rights therein shall cease upon the exercise of such election by Landlord.

                                    ARTICLE 3

                                      TERM

      Section 3.1.      Term.

      The term of this Lease ("Term") shall include the Preliminary Term and the Main Term.


      Section 3.2.      Preliminary Term.

      The "Preliminary Term" shall begin as of the date of this Lease and, unless sooner terminated as herein provided, continue thereafter through the day immediately prior to the Commencement Date.

      Section 3.3.      "Main Term," "Lease Year" Defined.

      (a) "Main Term" means the period commencing on the Commencement Date and, subject to the provisions of Article 14 and the other terms and conditions of this Lease, continuing for the number of years specified in clause (a) of the Fundamental Lease Provisions.

      (b) "Lease Year" means each successive twelve (12) calendar month period commencing on the Commencement Date, as defined in Section 4.2.

      (c) It is intended that Base Rent and any other payments required to be made by Tenant hereunder be calculated with reference to the Lease Year. All other charges for which Tenant is responsible are to be based upon the calendar year or partial calendar year, whichever is applicable.

      Section 3.4.      Termination.

      Unless sooner terminated pursuant to the provisions hereof, this Lease shall terminate on the expiration of the Term without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate or quit the Premises and agrees that Landlord shall be entitled to the benefit of all remedies at law or equity respecting the summary recovery of possession of the Premises from a Tenant holding over, to the same extent as if statutory notice had been given. For a period of twelve (12) months prior to the expiration of the Term, Landlord shall have the right to show the Premises and all parts thereof, upon reasonable advance notice to Tenant, to prospective tenants during normal business hours.

      Section 3.5.      Holding Over.

      If Tenant shall be in possession of the Premises after the termination of this Lease, in the absence of any written agreement extending the Term, the tenancy under this Lease shall become one from month-to-month, terminable by Landlord on thirty (30) days' prior written notice, at a monthly rental equal to
(i) one hundred fifty percent (150%) of the sum of the monthly installment of Base Rent payable during the last calendar month of the Term, plus (ii) Tenant's Operating Charge and Tenant's Taxes as otherwise calculated hereunder for any such month. Tenant shall also pay as Additional Rent all other charges payable under the terms of this Lease, prorated for each month during which Tenant remains in possession. Such month-to-month tenancy shall be subject to all other conditions, provisions and obligations of this Lease. Tenant shall not interpose any counterclaims in a summary proceeding or other action based on holdover. At any time after a termination under this Section becomes effective, Landlord may reenter and take possession of the Premises, any rule of law or equity to the contrary notwithstanding.

                                    ARTICLE 4

                                      RENT

      Section 4.1.      Tenant's Agreement to Pay Rent.

      Tenant hereby agrees to pay to Landlord during the Term, at the times and in the manner herein provided, Base Rent, as may be increased from time to time, and Additional Rent (collectively, "Rent"). Tenant's obligation to pay Rent during the Term shall survive the termination of this Lease.

      Section 4.2.      Commencement Date.

      "Commencement Date" means (i) October 6, 1999, with respect to the Premises Portion #1 and the Premises Portion #2; and (ii) May 1, 1999, with respect to the Premises Portion #3.

      Section 4.3.      Base Rent.

      For the first Lease Year during the Term, Tenant shall pay Landlord the annual Base Rent amount set forth in clause (g) of the Fundamental Lease Provisions ("Base Rent"), which shall be payable in twelve (12) equal monthly installments, in advance, on the first (1st) day of each calendar month (provided, however, that Base Rent with respect to the Premises Portion #1 and Premises Portion #2 for the partial month commencing on October 6, 1999, shall be due and payable on or before October 6, 1999).

      Section 4.4.      Annual Rent Increase.

      For each Lease Year during the Term after the first Lease Year, the annual Base Rent shall be that amount which is the sum equaling the product obtained by multiplying the Base Rent for the immediately preceding Lease Year by 103%. A schedule of the Base Rent increases is found at clause (g) of the Fundamental Lease Provisions. With respect to the Premises Portion #3, the first annual Base Rent increase shall be effective on October 6, 2000, i.e. the first anniversary of the Commencement Date with respect to the Premises Portion #1 and the Premises Portion #2; to the end that the Base Rent rate shall be the same with respect to the entire Premises at all times during the Term of the Lease.

      Section 4.5.      Additional Rent.

      In addition to Base Rent, Tenant shall pay all other sums of money or charges of whatever nature required to be paid by Tenant to Landlord pursuant to this Lease (collectively, "Additional Rent"), whether or not the same are designated as Additional Rent. Any Additional Rent accruing under any provision of this Lease shall, except as is otherwise set forth in this Lease, be due and payable in the installment of the Base Rent the next falling due after such Additional Rent accrues becomes due and payable, unless the Landlord makes written demand upon the Tenant for payment thereof at any earlier time, in which event such Additional Rent shall be due and payable at such time.

      Section 4.6.      Payment of Rent.

      Except as otherwise provided herein, Tenant shall pay all Rent when due and payable, without any set-off, deduction, notice or prior demand therefor whatsoever. If Tenant shall fail to pay any Rent within ten (10) business days after the same is due, Tenant shall be obligated to pay a late payment charge equal to the greater of (a) One Hundred Dollars ($100.00) or (b) ten percent (10%) of any Rent payment not paid when due, to reimburse Landlord for its additional administrative costs. Rent and any reports and statements required of Tenant shall be paid and delivered to Landlord at the designated management office in the Project between the hours of 8:00 a.m. and 6:00 p.m., Monday through Friday (except holidays), or at such other place as Landlord may, from time to time, designate in a notice to Tenant. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

      Section 4.7.  Interest Charge.

      In addition to any late payment charge which might otherwise be due, any Rent payable by Tenant under this Lease that is not paid when due shall bear interest at the Default Rate from the first day due until such Rent, plus all interest accrued thereon, are paid in full.

      Section 4.8.  Security Deposit.

      As a security deposit ("Security Deposit"), Tenant, at Tenant's expense, and on or before the Commencement Date with respect to the Premises Portion #3, shall deliver to and deposit with Landlord an irrevocable unconditional letter of credit (the "Letter of Credit") drawn on NationsBank and redeemable upon presentation at a location in New York City, naming Landlord as the beneficiary thereof and otherwise in form and substance reasonably acceptable to Landlord, to be held as security for the payment of any Rent (including Additional Rent) payable by Tenant and for the faithful performance of all covenants of Tenant hereunder. The original principal amount of the Letter of Credit shall be One Hundred Seventy-Eight Thousand Dollars ($178,000.00), and the Letter of Credit shall remain issued and outstanding throughout the Term; provided, however, that, absent an Event of Default by Tenant which remains outstanding after any applicable notice, grace or cure period, the principal amount of the Letter of Credit may be reduced at the beginning of each of the second, third and fourth Lease Years with respect to Premises Portion #3 by an amount equal to twenty percent (20%) of the initial principal amount (i.e., $35,600.00). The Letter of Credit shall provide Landlord with not less than thirty (30) days' notice of expiration, cancellation, renewal or non-renewal thereof. Tenant shall deliver to Landlord evidence of any renewal thereof within ten (10) business days prior to the expiration thereof; a failure of Tenant to obtain a renewal of the Letter of Credit or post satisfactory substitute collateral hereunder shall constitute an Event of Default hereunder. Upon the occurrence of an Event of Default, the Security Deposit may, at Landlord's option, be applied on account of the default up to the amount reasonably needed to cure such an Event of Default. Landlord shall deliver the Letter of Credit to any purchaser of Landlord's interest in the Premises, in the event that such interest be sold; and, thereafter, Landlord shall be discharged from any further liability with respect thereto, and Tenant agrees to look solely to such purchaser for the return of the Security Deposit.

                                    ARTICLE 5

                                       USE

      Section 5.1.  Prompt Occupancy and Use.

      Tenant shall occupy the Premises upon commencement of the Main Term and thereafter shall continuously occupy and use the Premises for the permitted use as set forth in clause (i) of the Fundamental Lease Provisions ("Permitted Use") and for no other purpose whatsoever without the prior written consent of Landlord. If Tenant abandons any portion of the Premises at any time during the Term, then Landlord shall be entitled (but not obligated) to terminate this Lease; provided, that if Tenant is not otherwise in default hereunder, then Landlord shall not be entitled to accelerate Rent or collect any damages beyond the date of termination.

      Section 5.2.  Operating Hours.

      The operating hours for office tenants at the Building are 8:00 a.m. until 6:00 p.m. Mondays through Fridays and 8:00 a.m. until 1:00 p.m. Saturdays, legal holidays excepted.

      Section 5.3.  Operational Requirements.

      (a) A schedule of standard building services to be performed or provided by Landlord at, to or within the Building is attached hereto as Schedule B. The cost of providing or performing the services are included within the Base Rent to be paid by Tenant pursuant to the terms of this Lease.

      (b) In regard to the use and occupancy of the Premises, Tenant shall, at Tenant's expense: (i) keep the inside and outside of all glass doors of the Premises clean; (ii) replace promptly any cracked or broken glass with glass of like kind and quality; (iii) maintain the Premises in a clean, orderly and sanitary condition; (iv) keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the interior of the Premises; (v) comply with all federal, state, county and city laws, ordinances, codes, rules, regulations and reasonable recommendations of Landlord's insurer or applicable fire insurance rating organizations now or hereafter in effect; (vi) comply with and observe all rules and regulations established by Landlord from time to time for the Building, a copy of which current rules and regulations are attached hereto as Schedule F; and (vii) conduct its business in all respects in a dignified manner in accordance with the highest standards of a first-class office project in the Tysons Corner, Virginia area. Notwithstanding the foregoing, Tenant shall have no obligation to make any alterations to the Premises, whether structural or otherwise, unless such obligation hereunder arises as a result of the use or occupancy thereof by Tenant for any purpose not authorized as a Permitted Use herein or the conduct by Tenant of its business in the Premises in a manner different from the ordinary and proper conduct of such business.

      (c) In regard to the use and occupancy of the Premises and the Common Areas, Tenant shall not; (i) place or maintain any trash, refuse or other articles in any vestibule, service corridor or entry way of the Premises, on the footwalks or any corridors adjacent thereto or elsewhere on the exterior of the Premises so as to obstruct any driveway, corridor or any other Common Areas;
(ii) permit the parking of vehicles so as to unreasonably interfere with the use of any Common Area or other area within the Project; (iii) receive or ship articles of any kind outside the designated loading area for the Project; (iv) obstruct the Common Areas adjacent to the Premises; (v) use or permit the use of any portion of the Premises in a manner likely to injure the reputation of the Project or which will be in violation of law, nor permit any part of the Premises to be used for any unlawful, disreputable or immoral purpose whatsoever or for any other activity of a type which is not generally considered appropriate for urban office centers conducted in accordance with the highest standards of operation; (vi) use or permit the use of any portion of the Premises for any activity which constitutes a nuisance or is hazardous; (vii) place a load upon any floor which exceeds the floor load which the floor was designed to carry; or (viii) operate its heating or air-conditioning in such a manner as to drain heat or air-conditioning from the Common Areas or from the premises of any other tenant or other occupant of the Project.

      Section 5.4.  Signs; Painting; Displays.

      (a) Tenant shall not place or suffer to be placed or maintained on the exterior of the Premises any signs, advertising matter or any other thing of any kind, and Tenant will not place or maintain any matter on any window, door or other portions of the Premises in such a manner as to be visible from the exterior of the Premises, unless otherwise approved in writing by Landlord. Tenant shall, at its expense, maintain any such sign or other thing as may be permitted hereunder in good condition and repair at all times.

      (b) Tenant shall not paint or decorate any part of the exterior of the Premises, or any part of the interior visible from the exterior thereof, without first obtaining Landlord's approval.

      (c) Landlord maintains a Building directory in the lobby of the Building, and Landlord shall maintain Tenant's pro rata share of the directory strips (being two [2] strips) identifying Tenant and such of Tenant's employees as Tenant may designate from time to time. The cost of initial installation and maintenance of the directory listings allocated to Tenant at initial occupancy shall be borne by Landlord; any costs of changing the listings at Tenant's request from time to time shall be borne by Tenant. Landlord shall provide Tenant with building standard suite entry signage and partial floor directional signs with respect to the Premises Portion #1, the Premises Portion #2 and the Premises Portion #3; the cost thereof shall be paid for out of the Allowance.

                                    ARTICLE 6

                                      TAXES

      Section 6.1.  Real Estate Taxes.

      (a) Beginning January 1, 2000, and continuing thereafter, Tenant shall pay, as Additional Rent, Tenant's proportionate share of the increases for the remainder of the Term in all Taxes over those Taxes paid by Landlord for the Project with respect to calendar year 1999 (the "Base Year"). As used herein, "Taxes" shall mean amounts payable by Landlord with respect to personal property taxes (excluding any personal property taxes of the Landlord for equipment or items not used directly in the operation or maintenance of the Building), intangible taxes, real estate taxes, ad valorem taxes, general and special assessments, taxes on real estate rental receipts, taxes on Landlord's gross receipts, or any other Tax imposed upon or levied against real estate or upon owners of real estate rather than persons generally, payable with respect to or allocable to the Project (including, but not limited to, any payments in lieu of any Taxes, and fees of attorneys, consultants and appraisers in contesting any Taxes).

      (b) The amount of Tenant's proportionate share of the increase in Taxes over the Base Year (which proportionate share of the increase is called "Tenant's Taxes") shall be computed by multiplying the amount of the increase in such Taxes over those Taxes paid or incurred for the Base Year by the GRA Tax Fraction. In the last Lease Year of the Term, the provisions of this Section 6.1 shall apply, but Tenant's liability for its proportionate share of the increase in Taxes for such year shall be subject to a pro rata adjustment based upon the number of days of such Lease Year falling within the calendar year in question. Tenant expressly agrees that Tenant shall have no right to appear or contest any Taxes assessed, allocated or imposed with respect to the Project and Tenant hereby expressly waives any and all rights now or hereafter conferred upon it by law to independently contest any Taxes.

      (c) Taxes shall not  include:  (i) federal,  state or local income  taxes;
(ii) franchise, gift, transfer, capital stock, estate, succession, or inheritance taxes; (iii) penalties or interest for late payment of Taxes; or
(iv) any increases in Taxes which result solely from the creation of additional rentable area in the Project or in the Building or from improvements or alterations made by Landlord or other tenants. Any increase in Taxes for the Building, land or Project resulting from a refinancing or sale shall be added to the Base Year.

      (d) If the Taxes are phased in during the Lease Term for any reason, or should the Taxes be abated or reduced, for any reason, for the Base Year, then the Taxes for the Base Year shall be adjusted so that they are computed on the same tax basis as those Taxes for Lease Years in which the phase-in, abatement or reduction did not occur. In addition, if Landlord receives a tax refund for any Lease Year or partial Lease Year during the Term, Landlord shall deliver to Tenant its pro rata share of any such refund.

      Section 6.2.  Payment of Tenant's Taxes.

      (a) Tenant's Taxes shall be paid by Tenant in twelve (12) equal monthly installments in advance in such amounts as are estimated and billed for each applicable Lease Year by Landlord, each such installment being due with the monthly installment of Base Rent.

      (b) Within sixty (60) days after the date upon which Landlord shall be obligated to pay any Tax or Taxes, or such reasonable (in Landlord's determination) time thereafter, Landlord shall certify to Tenant the amount of Taxes allocated and assessed for the period in question and the amount of Tenant's proportionate share thereof. The proportionate share paid or payable for each such period shall be adjusted between Landlord and Tenant, the parties hereby agreeing that Tenant shall pay Landlord or Landlord shall credit to Tenant's account, or (if such adjustment is at the end of the Term) pay Tenant, as the case may be, within thirty (30) days of Tenant's receipt of such certification, such amounts as may be necessary to effect such adjustment to the agreed upon proportionate share. The failure of Landlord to provide such certification within the time prescribed above shall not relieve Tenant of its obligations generally or for the specific Lease Year in which any such failure occurs.

      Section 6.3.      Taxes on Rent and Other Taxes.

      In addition to Tenant's Taxes, Tenant shall pay to Landlord (if Landlord is required by law to collect, or has any liability for the payment of, such taxes) any excise or other tax which may in the future be levied, imposed or assessed by any governmental authority or other taxing authority upon any Rent payable hereunder (collectively, "Rental Tax"); provided, that if such Rental Tax is assessed in lieu of the Taxes, than the amount of Taxes paid for the Base Year shall be deducted from the total Rental Tax prior to the calculation of Tenant's proportionate share thereof. Tenant shall pay such Rental Tax to Landlord with each payment of Rent (including payments of Base Rent and Additional Rent). Tenant shall also pay, prior to the time the same shall become delinquent or payable with penalty, all personal property taxes imposed on Tenant's furniture, trade fixtures, apparatus, equipment and leasehold improvements installed by Tenant or by Landlord on behalf of Tenant (except to the extent such leasehold improvements shall be covered by Taxes referred to in
Section 6.1 hereof), and except as otherwise specifically provided for herein, and any other property of Tenant. Landlord may require that Tenant's leasehold improvements be separately assessed by the taxing authority.

                                    ARTICLE 7

                                  COMMON AREAS

      Section 7.1.      Use and Management.

      (a) Upon the express agreement of Tenant that it will use the Common Areas in harmony with Landlord, other tenants and licensees of other portions of the Project, Landlord grants to Tenant and its agents, employees and customers, a non-exclusive license to use the Common Areas, subject to the exclusive control and management thereof at all times by Landlord, and subject further to the rights of Landlord set forth in the next paragraph.

      (b) Landlord shall operate and maintain, or cause to be operated and maintained, any areas designated by Landlord as Common Areas in a manner deemed by Landlord to be consistent with first-class office projects in the Tysons Corner, Virginia, area. Landlord shall have the right from time to time to take the following actions: (i) to establish, modify and enforce rules and regulations governing the use and operation by all tenants, including but not limited to Tenant, in, on, about, or with respect to the Common Areas which Landlord shall deem necessary or desirable in order to assure the highest level of quality and character of operation of the Common Areas; (ii) to add to or subtract from the Common Areas, provided that the ingress to and egress from the Premises shall not be materially and adversely affected; (iii) to enter into, modify or terminate easements and other agreements pertaining to the use and maintenance of the Common Areas, and any portions thereof; (iv) to close any or all portions of the Common Areas to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights by any person or by the public therein; (v) to close temporarily any or all portions of the Common Areas; and (vi) to do and perform such other acts in, on, to and with respect to the Common Areas and improvements therein as, in the exercise of good business judgment, Landlord shall reasonably determine to be advisable or necessary.

      Section 7.2.      Operating Costs Defined.

      (a) "Operating Costs" means any and all costs and expenses incurred by Landlord for services performed by Landlord or by others on behalf of Landlord with respect to the operation and maintenance of the Project, the Building (including the Premises) and the Common Areas located therein and serving or allocable to the Project or the Building, including, without limitation, except as specifically set forth herein, all costs and expenses of:

            (i) operating, maintaining, repairing, lighting, signing, cleaning, removing trash, painting, striping, controlling of traffic, controlling of rodents, and policing and securing the Common Areas (including, without limitation, the costs of uniforms, equipment, assembly permits, supplies and alarm systems);

            (ii) purchasing and maintaining in full force insurance for the Project (including, without limitation, liability insurance for personal injury, death and property damage, rent insurance, insurance against fire, extended coverage, theft or other casualties, worker's compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring on or about the Project, and plate glass insurance);

            (iii) removing snow, ice, water and debris;

            (iv) operating, maintaining and repairing machinery, furniture, accessories and equipment used in the operation and maintenance of the Project, and the personal property taxes and other charges incurred in connection with such machinery, furniture, accessories and equipment except as otherwise specifically excluded herein;

            (v) maintaining and repairing paving, curbs, walkways, drainage, pipes, ducts, conduits, grease traps, and lighting fixtures throughout the Project;

            (vi) planting and replanting flowers, shrubbery, trees, grass and planters;

            (vii) providing, electricity and heating, ventilation and air conditioning to the Project and operating, maintaining and repairing any equipment used in connection therewith (to the extent not specifically excluded from Operating Costs);

            (viii) water and sanitary sewer services and other services, if any, furnished to the Project for the non-exclusive use of tenants;

            (ix) enforcing any operating agreements pertaining to the Project or any portions thereof, and any easement and/or rights agreements entered into by Landlord for the benefit and use of all tenants of the Project, or any arbitration or judicial actions undertaken with respect to the same;

            (x) maintaining and repairing the Project, including, without limitation, exhaust systems, sprinkler systems, pumps, fans, switchgear, loading docks and ramps, freight elevators, passenger elevators, stairways, services corridors, delivery passage, utility plants, transformers, doors, walls, floors, skylights, ceiling and windows; and

            (xi) audits, management fees and expenses, payroll, payroll taxes and employee benefits of all on-site personnel including, without limitation, security and maintenance personnel, secretaries and bookkeepers (including, specifically, uniforms and working clothes and the cleaning thereof, tools, equipment and supplies used by such personnel, and the expenses imposed on or allocated to Landlord or its agents pursuant to any collective bargaining or other agreement) and management office rent.

      (b) By way of illustration and not limitation, Operating Costs (for the Building, Common Areas or the Project, whether or not specifically set forth) shall not include, among other expenses or costs, any expenses or costs incurred or paid by Landlord for the following items:

            (i) "Capital Expenditures", which include any capital replacement, capital repair, capital improvement or major structural restoration or correction made to the Building, the Common Areas, the land or the Project and any other expense which would be deemed to be a capital expenditure under generally accepted accounting principles, consistently applied but excluding those capital expenditures intended and reasonably expected to reduce the cost of operating the building, which may be included in Operating Costs. Capital Expenditures of $1,000 or less may be included in Operating Costs;

            (ii) Depreciation or amortization of the Project, the Building or their contents or components;

            (iii) Expenses for the preparation of space or other work which Landlord performs for any tenant or prospective tenant of the Building or the Project;

            (iv) Interest, amortization or other costs, including legal fees, associated with any mortgage, loan or refinancing of the Project, the land, the Building, or the Common Areas;

            (v)  The  cost  of any  item  or  service  which  Tenant  separately reimburses Landlord or pays to third parties, or that Landlord provides selectively to one or more tenants of the Building or the Project, other than Tenant, whether or not Landlord is reimbursed by such other tenant(s). This category shall include the actual cost of real estate taxes separately billed to other tenants, or any special electrical, heating, ventilation or air conditioning required by any tenant that exceeds normal building standards or that is required during times other than the business hours;

            (vi) Any amount paid to an entity or individual related to Landlord which exceeds the amount which would be paid for similar goods or services on an arms' length basis between unrelated parties;

            (vii) Leasing commissions paid to lease space in the Project;

            (viii) Advertising and marketing costs to attract potential tenants for leasing of the Project;

            (ix) Wages, salaries and other compensation to employees or officers, directly or indirectly, who are not actively involved in the management of the Project, except where payment is made for specific work performed in the Project;

            (x) The cost of any item or expenditure for which Landlord is reimbursed or compensated by insurance or warranties;

            (xi)  Landlord's income taxes;

            (xii) Legal fees and expenses of Landlord for collection of rent and other amounts due Landlord from other tenants;

            (xiii) Expenses resulting from the negligent or tortious acts of Landlord or its agents or employees; or

            (xiv) Any other cost or expense which, under generally accepted accounting principles consistently applied, would not be considered to be an Operating Cost of the Project.

      Section 7.3.      Tenant's Operating Costs Charge.

      (a) (i) Beginning January 1, 2000, and continuing thereafter for the remainder of the Term, Tenant shall pay to Landlord, as Additional Rent, a proportionate share of the increases to Operating Costs over those Operating Costs incurred by Landlord for the Project during the Base Year, which share of such increases ("Tenant's Operating Costs Charge") shall be computed by multiplying the increases in Operating Costs for the period in question over those Operating Costs incurred for the Base Year by the GRA Fraction.

            (ii) Tenant's Operating Costs Charge shall be paid by Tenant in monthly installments in such amounts as are estimated and billed by Landlord, each installment being due with the monthly Base Rent installment.

      (b) If at any time during the Lease Term, less than 95% of the total rentable area of the Project is leased by tenants, or Landlord is not supplying services to 95% of the total rentable area of the Project at any time during any calendar year, the Operating Costs for such calendar year shall be reasonably determined to be an amount equal to the expenses that would normally be expected to be incurred had such occupancy been 95% of the total rentable area of the Project and had Landlord been supplying services to 95% of the total rentable area of the Project throughout the calendar year. The only costs which shall be adjusted in this manner shall be variable expenses where the amount is directly related to the level of occupancy or square foot area receiving a particular service. Landlord will indicate which expenses were adjusted in this manner in the Operating Costs statement.

      (c) If a new category of expense is incurred after the Base Year, the first full year's expense for such item shall be added to the Operating Costs for the Base Year, commencing with the first full calendar year that such expense is incurred, so that Tenant shall only be required to pay subsequent increases in such expense.

      (d) Within one hundred twenty (120) days (or such additional time as is reasonable under the circumstances) after the end of each such Lease Year, Landlord shall deliver to Tenant an itemized statement broken down in categories with reasonable detail of the Operating Costs for such period, and the monthly installments paid or payable shall be adjusted between Landlord and Tenant, the parties hereby agreeing that Tenant shall pay Landlord or Landlord shall credit Tenant's account (or if such adjustment is at the end of the Term, pay Tenant, as the case may be), within thirty (30) days of receipt of such statement, such amounts as may be necessary to effect adjustment to the agreed proportionate share for such Lease Year. The failure of Landlord to provide such statement within the time prescribed above shall not relieve Tenant of its obligations generally or for such period in which any such failure occurs.

      (e) The Operating Costs and the books and records of Landlord for a Lease Year, including those for the Base Year, may be audited by Tenant's certified public accountant or other authorized representative, at Landlord's designated management office during normal business hours, upon at least ten (10) days' prior notice to Landlord, at any time during the Lease Year following the Lease Year that is the subject of such audit.

      (f)  If  Tenant  challenges  Landlord's  computations  of  the  Base  Year
Operating Costs, the amount of Operating Costs or Taxes, Tenant shall give Landlord notice stating Tenant's objections. If Tenant's audit of Operating Costs or Taxes for the Base Year or any subsequent year indicates that Tenant was overcharged for the same and Landlord is in agreement, Landlord shall promptly, but within thirty (30) days, repay all such overpayments to Tenant and adjust Tenant's Base Year, if necessary. If Tenant's audit of the Operating Costs for the Base Year or any subsequent year indicates that Tenant was overcharged for the Operating Costs or Taxes, by an amount which is greater than or equal to five percent (5%) of the amount which should have been paid by Tenant, Landlord shall promptly reimburse Tenant for all of Tenant's actual and reasonable costs associated with the audit.

      Section 7.4.      Parking.

      (a) Tenant acknowledges that it has been advised by Landlord that the Building includes a multi-level parking garage operated by a third party other than Landlord (the "Parking Garage").

      (b) During the Main Term, Landlord shall cause the Parking Garage operator to provide to Tenant, at the then-prevailing market rate specified from time to time by the Parking Garage operator (and verified in writing, at Tenant's expense, by an independent third-party mutually acceptable to Landlord and Tenant), parking spaces based on the parking ratio of 3.5 spaces per 1,000 rentable square feet of the Premises (i.e., sixty-five (65) spaces). The current market rate charged by the parking garage operator is Fifty Dollars ($50.00) per space per month. The parking spaces shall be located within the Parking Garage for Tenant's non-exclusive use. Parking spaces shall be available and accessible to Tenant for Tenant's use twenty-four (24) hours per day, seven (7) days per week.

      (c) Landlord hereby reserves the right, but shall have no obligation, to establish a parking validation system for the Project pursuant to which customers and patrons of all tenants in the Project shall be entitled to park within the Parking Garage at reduced rates, provided that they obtain a validation stamp from one or more of the tenants within the Project. In the event that Landlord shall establish such a parking validation system, Tenant hereby agrees to participate in such Parking Validation System in accordance with the rules and regulations established by Landlord, and to pay to Landlord its proportionate share of the costs and expenses thereof, which costs and expenses shall be included in Operating Costs.

      Section 7.5.      Overtime HVAC.

      Landlord shall provide HVAC services to the Premises during the hours of 8:00 a.m. through 6:00 p.m., Monday through Friday, and 8:00 a.m. through 1:00 p.m. on Saturdays, legal holidays excepted. Landlord will use its commercially reasonable efforts to provide such services within the reasonable maximum allowable temperatures commensurate with first class office space in the Tysons Corner, Virginia area. Landlord shall, at Tenant's request and expense, upon 24 hours' notice, furnish HVAC services to the Premises during hours other than those stated above.
                                    ARTICLE 8

                              ENVIRONMENTAL MATTERS

      Section 8.1.  Environmental Covenants.

      In its use of the Premises and the remainder of the Building, the Project and the land, Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials, or allow the storage or use of such substances or materials in any manner, or allow any such materials or substances to be brought onto the Project or the land.

      Section 8.2.      Environmental Laws.

      For the purposes of this Lease, "hazardous substances and materials" shall include, without limitation those described in the Comprehensive Environmental

Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. sections 9601 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. sections 6901 et seq.), any applicable state or local laws, and the regulations adopted under these acts.

      Section 8.3.      Indemnity.

      If any lender or governmental agency ever requires testing to ascertain whether or not there has been any release of hazardous materials on the Premises while this Lease is in effect, then Tenant's proportional share of the reasonable costs thereof shall be reimbursed by the Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. Tenant shall defend, indemnify and hold harmless Landlord against and from any liability, claim of liability or expense arising out of any release of hazardous substances or materials on the Premises occurring while Tenant is in possession thereof, or elsewhere if caused by Tenant or any person acting under Tenant.

      Section 8.4.      Pre-existing Conditions.

      Notwithstanding anything contained herein to the contrary, Tenant shall not be liable, and shall have no obligation to indemnify Landlord, with respect to the environmental conditions of the Premises existing at the Commencement Date, and Tenant shall not be liable or responsible for escalation or Operating Costs or direct reimbursement obligations for remediation of any such pre-existing conditions.


      Section 8.5.      Survival.

      The  foregoing   covenants   shall  survive  the   expiration  or  earlier
termination of this Lease.

                                    ARTICLE 9

                      MAINTENANCE, REPAIRS AND ALTERATIONS

      Section 9.1.      Landlord's Duty to Maintain Structure.

      Landlord shall use its best efforts to maintain or cause to be maintained the structure of the Building and shall be responsible for: (a) repairs to any sprinkler system or HVAC system installed by or on behalf of Landlord and serving the Premises, and (b) structural repairs to the exterior walls, structural columns and structural floors which collectively enclose the Premises (excluding, however, all doors, door frames, sliding doors, windows and any glass therein); provided (i) Tenant shall give Landlord notice of the necessity for such repairs, and (ii) the necessity for such repairs shall not have arisen, in whole or in part, from the negligence or willful acts or omissions of Tenant, its agents, concessionaires, officers, employees, licensees, invitees or contractors.

      Section 9.2.      Tenant's Duty to Maintain Premises.

      (a) Tenant shall, at all times from and after delivery of possession of the Premises to Tenant, at its own cost and expense, maintain the Premises in good and tenantable condition, and Tenant shall make all repairs to the Premises or any installations, equipment or facilities therein (except for any maintenance and repairs required to be made by Landlord pursuant to Section 9.1 or reconstruction required to be made by Landlord pursuant to Section 11.1). Without limiting the generality of the foregoing, Tenant shall: (i) keep the interior of the Premises, together with all electrical, plumbing and other mechanical installations therein, in good order and repair and shall make all replacements thereof from time to time required by any governmental agency having jurisdiction thereover; (ii) surrender the Premises at the expiration of the Term or at such other time as Tenant may vacate the Premises in as good condition as when received, except for (A) ordinary wear and tear, (B) damage by Casualty (other than such damage by Casualty which is caused, in whole or in part, by the negligence or willful acts or omissions of Tenant, its agents, concessionaires, officers, employees, licensees, invitees or contractors and which is not wholly covered by Landlord's hazard insurance policy), or (C) acts of God; and (iii) take care not to overload the electrical wiring serving the Premises or within the Premises, and install at its expense, subject to the provision of Section 9.4, any additional electrical, mechanical, plumbing or any other equipment which may be required in connection with the Permitted Use. Except for the provisions of Section 9.3 hereof, nothing herein shall be construed to require Tenant to maintain or make any repairs outside of the Premises or to the structural components of the Building passing through the Premises or any building systems found therein.

      (b) Any damage or injury sustained by any person because of mechanical, electrical, plumbing or any other equipment or installation, the maintenance and repair of which is the responsibility of Tenant pursuant to this Section 9.2, shall be paid for by Tenant, and Tenant shall indemnify and hold Landlord and any Mortgagee harmless from and against all claims, actions, damages and liabilities in connection therewith, including, but not limited to, attorneys' and other professional fees and any other costs which Landlord or any Mortgagee incurs by reason thereof, regardless of whether formal legal proceedings are instituted.

      Section 9.3.      Tenant's Duty to Repair Damage.

      Tenant shall repair promptly, at its expense, any damage to the Premises (and upon demand, shall reimburse Landlord for the cost of the repair of any damage occurring elsewhere in the Project), caused by Tenant, Tenant's contractors, Tenant's suppliers, independent contractors, agents, employees, concessionaires or licensees or any other persons in bringing into the Premises any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused (unless caused solely by Landlord, its agents, employees or contractors). Any repairs or alterations to the Premises which may affect the structure or appearance of the Premises, any Common Areas or any portion of the Building or the Project, shall require the prior written consent thereto by Landlord and Landlord shall have the absolute right to withhold its consent and require alternative methods of repair and alteration if the making thereof will, in Landlord's reasonable opinion, adversely affect the Premises, the Common Areas, the Building or the Project. In default of the making of such repairs by Tenant, at the expiration of ten (10) calendar days after notice to Tenant, Landlord may make such repairs or cause the same to be made, and Tenant agrees to pay to Landlord the cost thereof promptly upon Landlord's demand, as Additional Rent, with interest at the Default Rate until paid.

      Section 9.4.      Alterations by Tenant.

      Tenant shall not make any alterations, renovations, improvements or other installations to the Premises (including, without limitation, any alterations of the signs, structural alterations or any cutting or drilling into any part of the Premises) unless and until: (i) Tenant shall have caused detailed plans and specifications therefor to have been prepared and delivered, at Tenant's expense, by a licensed architect or other duly qualified person, and (ii) Tenant shall have obtained Landlord's prior written approval thereof, which approval shall not be unreasonably withheld, conditioned or delayed. If approval is granted, Tenant shall cause the work described in such plans and specifications to be performed, at its expense, promptly, efficiently and competently by duly qualified or licensed persons or entities without interference with or disruption of the operations of tenants or other users and occupants of the Building or the Project. All such work shall comply with all applicable governmental codes, rules, regulations and ordinances.

      Section 9.5.      Landlord's Right of Access.

      Landlord and its  authorized  representatives  may: (a) enter the Premises
(i) during normal business hours for the purpose of inspecting any repairs and alterations being made or required to be made by Tenant hereunder, or (ii) at any other time Landlord deems reasonably necessary to prevent waste and deterioration of the Premises, the Building or the Project; (b) use exclusively all or any part of the roof, if any, of the Premises, the Building or the Project for any purpose, including, without limitation, the erecting of temporary scaffolds and other aids to construction on the exterior of the Premises, the Building or the Project, provided access to the Premises shall not be denied; (c) install, maintain, use, repair and replace within the Premises pipes, ducts, conduits, wires, access doors and all other mechanical equipment serving other parts of the Building or the Project, the same to be at such locations within the Premises as will not unreasonably deny Tenant's use thereof; and (d) make any use it desires of the side or rear walls of the Premises, provided that such use shall not encroach on the interior of the Premises.

      Section 9.6.      Disruption in Business Operations.

      Landlord shall take all reasonable measures to minimize disruption to and impact on the business operations of Tenant with respect to any actions taken herein. If, however, Tenant's business operations within the Premises are materially disrupted due to any act of Landlord or any of its employees, agents, representatives, successors or assigns, and such material disruption continues for more than three (3) consecutive business days, Tenant's obligation to pay Rent (other than any Additional Rent due by reason of Tenant's failure to perform any of its other obligations hereunder) shall be abated during any such time.

                                   ARTICLE 10

                             INDEMNITY AND INSURANCE

      Section 10.1.     Tenant's Insurance.

      At all times from and after entry by Tenant into the Premises (including for the purpose of completing the equipping or furnishing of the Premises prior to the commencement of occupancy), Tenant shall take out and keep in full force and effect, at its expense:

      (a) Commercial general liability insurance (1986 ISO Form or the equivalent) with a combined single limit of not less than Three Million Dollars ($3,000,000.00) per occurrence and Four Million Dollars ($4,000,000.00) in the General Aggregate - each location;

      (b) All-risk property insurance (including the perils of theft and glass breakage) written at full replacement cost value and with an agreed amount clause endorsement covering (i) all of Tenant's Property, including, without limitation, inventory, trade fixtures, floor coverings, furniture, electronic data processing equipment and any other property removable by Tenant under the provisions of this Lease, and (ii) all leasehold improvements installed in the Premises by or on behalf of Tenant, regardless of the source of funding thereof;

      (c) Worker's compensation to the extent and in the amounts required by law and including the All Other States Endorsement;

      (d) Employer's liability insurance, in an amount not less than Five Hundred Thousand Dollars ($500,000.00); and

      (e) Business automobile liability insurance on all owned, non-owned or hired automobiles to be used by Tenant, with a combined single limit of not less than One Million Dollars ($1,000,000.00).

      Section 10.2. Tenant's Contractor's Insurance. Tenant shall require any contractor of Tenant performing work in, on or about the Premises to take out and keep in full force and effect, at no expense to
Landlord:

      (a) Commercial general liability insurance, in an amount not less than One Million Dollars ($1,000,000.00) Endorsement, in an amount not less than One
Million Dollars ($1,000,000.00) combined single limit per occurrence and Two Million Dollars ($2,000,000.00) General Aggregate each project;

      (b) Business automobile liability insurance, with a combined single limit of not less than One Million Dollars ($1,000,000.00) covering all owned, non-owned or hired automobiles;

      (c) Worker's compensation in form and amounts required by law and including All Other States Endorsement; and

      (d) Employers liability coverage, including All States Endorsement in an amount not less than Five Hundred Thousand Dollars ($500,000.00).

      Section 10.3.     Policy Requirements.

      (a) The  company  or  companies  writing  any  insurance  which  Tenant is required to take out and maintain or cause to be taken out or maintained pursuant to Sections 10.1 and 10.2, as well as the form of such insurance, shall at all times be subject to Landlord's approval, and any such company or companies shall be admitted to do business in the Commonwealth of Virginia and have a current Best rating of at least A-VII. Commercial liability and all-risk property insurance policies evidencing such insurance shall name Landlord and/or its designees (including, without limitation, any Mortgagee) as additional insureds, shall be primary and noncontributory, and shall also contain a provision by which the insurer agrees that such coverage shall not be canceled, materially reduced, terminated or non-renewed except after thirty (30) days' advance written notice to Landlord and/or such designees. Certificates evidencing coverage shall be deposited with Landlord promptly upon commencement of Tenant's obligation to procure the same. None of the insurance which Tenant is required to carry shall contain deductible provisions in excess of $2,500.00, unless approved in writing in advance by Landlord. If Tenant shall fail to perform any of its obligations pursuant to this Article 10, Landlord may perform the same and the cost thereof shall be payable upon Landlord's demand therefor as Additional Rent, with interest thereon at the Default Rate until paid in full.

      (b) Landlord and Tenant agree that on January 1, 2001, and on January 1 of every second (2nd) year thereafter, Landlord will have the right to request a change in the character and/or amounts of insurance required to be carried by Tenant pursuant to the provisions of this Article 10. Provided that such changes are consistent with insurance required to be carried by tenants in first-class office projects in the Washington, D.C. - Northern Virginia area, Tenant shall comply with the requested change in character and/or amount within thirty (30) days of Landlord's request therefor.

      Section 10.4.     Indemnities by Tenant and Landlord.

      (a) Notwithstanding any policies of insurance required of Tenant, Tenant, for itself and its successors and assigns, to the extent permitted by law, shall defend, indemnify and hold harmless Landlord and any Mortgagee against and from all liability or claims asserted by any person against, or incurred by Landlord in connection with: (i) the use, occupancy or management of the Premises by Tenant or any of its agents, contractors, servants, employees, licensees, concessionaires, suppliers or materialmen during the Term; or (ii) any breach or default in performing any of the obligations under the provisions of this Lease and/or applicable law by Tenant or any of its agents, contractors, servants, employees, licensees, suppliers or materialmen during the Term; or (iii) any negligent, intentionally tortious or other act or omission by Tenant or any of its agents, contractors, servants, employees, licensees, concessionaires, suppliers, materialmen or invitees during the Term; or (iv) any injury to or death of any person or any damage to any property occurring upon the Premises, and from and against all costs, expenses and liabilities incurred in connection with any claim, action, demand, suit at law, in equity or before any administrative tribunal, arising in whole or in part by reason of any of the foregoing (including, by way of example rather than of limitation, the fees of attorneys, investigators and experts), all regardless of whether such claim, action or proceeding is asserted before or after the expiration of the Term or any earlier termination of this Lease.

      (b) If any such claim, action or proceeding is brought against Landlord and/or any Mortgagee, Tenant shall promptly, if requested by Landlord or such Mortgagee, and at Tenant's expense, resist or defend such claim, action or proceeding or cause it to be resisted or defended by an insurer. Landlord shall, at its option, be entitled to participate in the selection of counsel, settlement and all other matters pertaining to such claim, action or proceeding, all of which shall be subject, in any case, to the prior written approval of Landlord.

      (c) Subject to the provisions of Section 10.5, Landlord hereby agrees for itself and its successors and assigns to indemnify and save Tenant harmless from and against any liability or claims of liability arising solely out of the gross negligence or intentional acts and omissions of Landlord, its agents or employees.

      Section 10.5.     Landlord Not Responsible for Acts of Others.

      Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying or using space adjoining the Premises or any part of the premises adjacent to or connecting with the Premises or any other part of the Building or the Project, or for any loss or damage resulting to Tenant (or those claiming by, through or under Tenant) its or their property, from the breaking, bursting, stoppage or leaking of electrical cable and wires, and water, gas, sewer or steam pipes. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building and the Project, as Tenant is herein given the right to use, at Tenant's own risk.

      Section 10.6.     Landlord's Insurance.

      During the Term, to the extent deemed reasonable or necessary in Landlord's sole discretion, Landlord shall maintain (a) insurance on the Building and the Project against loss or damage by fire and all of the hazards included in the extended coverage endorsement, in an amount deemed reasonable by Landlord, (b) comprehensive liability and property damage insurance with respect to the Common Areas, against claims for personal injury or death or property damage suffered by others occurring in, on or about the Building and the Project, such public liability insurance to afford protection in limits deemed reasonable by Landlord, and (c) any other insurance, in such form and in such amounts as are deemed reasonable by Landlord, including, without limitation, rent continuation and business interruption insurance, theft insurance and worker's compensation, flood and earthquake, and boiler and machinery insurance. The costs and expenses of any and all insurance carried by Landlord pursuant to the provisions of this Section 10.6 shall be deemed a part of Operating Costs.

      Section 10.7.     Increase in Insurance Premiums.

      Tenant shall not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Landlord's policies of hazard or liability insurance or which will prevent Landlord from procuring such policies from companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Premises shall cause the rate of fire or other insurance on the Premises or on other property of Landlord or of others within the Building or the Project to be increased beyond the minimum rate from time to time applicable to the Premises or to any such other property for the use or uses made thereof, Tenant shall pay to Landlord, as Additional Rent, the amount of any such increase upon Landlord's demand therefor.

      Section 10.8.     Waiver of Right of Recovery.

      All policies covering real or personal property which either party obtains affecting the Premises, the Building or the Project shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Notwithstanding anything herein contained to the contrary, Landlord and Tenant waive any rights of subrogation or recovery against the other for damage or loss to their respective property due to hazards covered or which should be covered by policies of insurance obtained or which should be or have been obtained pursuant to this Lease, to the extent of the injury or loss covered or which should have been covered thereby, assuming that any deductible shall be deemed to be insurance coverage.

                                   ARTICLE 11

                                    CASUALTY

      Section 11.1.     Obligation to Repair and Reconstruct.

      If the Building shall be damaged by fire, the elements, accident or other casualty (collectively, "Casualty"), but the Premises shall not thereby be rendered wholly or partially untenantable, then, subject to the provisions of
Section 11.2, Landlord shall promptly cause such damage to be repaired and there shall be no abatement of Rent. If as the result of Casualty, the Premises shall be rendered wholly or partially untenantable, then, subject to the provisions of
Section 11.2, Landlord shall cause such damage to be repaired and all Rent (other than any Additional Rent due Landlord by reason of Tenant's prior failure to perform any of its obligations hereunder) shall be abated proportionately as to the portion of the Premises rendered untenantable during the period of such untenantability. All such repairs shall be made at the expense of Landlord, but Landlord shall not be required to repair any work performed by or on behalf of Tenant or to expend any amounts in excess of the net proceeds of insurance received by Landlord. In performing its rebuilding obligations hereunder, Landlord shall have the right to make modifications to the structures comprising the Building, the Project and the Premises. Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's Property or to any leasehold improvements installed in the Premises by or on behalf of Tenant, all of which damage, replacement or repair shall be undertaken and completed promptly by Tenant at Tenant's expense.

      Section 11.2.     Option to Terminate Lease.

      If (a) the Premises are rendered wholly untenantable, or (b) the Premises are damaged as a result of any cause which is not covered by Landlord's insurance, or (c) the Premises are damaged or destroyed in whole or in part during the last two (2) Lease Years of the Term, or (d) the Building is damaged to the extent of fifty percent (50%) or more of its GRA, or (e) the Building is so substantially damaged that Landlord determines, in Landlord's sole judgment, to demolish the Building, then and in any of such events, Landlord or Tenant may elect to terminate this Lease by giving Tenant or Landlord, as the case may be, notice of such election within ninety (90) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and Rent (other than any Additional Rent due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

      Section 11.3.     Insurance Proceeds.

      If Landlord does not elect to terminate this Lease pursuant to Section 11.2, then, subject to the prior rights of any Mortgagee, Landlord shall disburse and apply any net insurance proceeds received by Landlord to the restoration and rebuilding of the Building in accordance with Section 11.1. All insurance proceeds payable with respect to the Premises (excluding proceeds payable to Tenant pursuant to Section 10.1), shall belong to and shall be payable to Landlord.

                                   ARTICLE 12

                                  CONDEMNATION

      Section 12.1.     Effect of Taking.

      If the whole or any part of the Premises shall be taken pursuant to the power of eminent domain, whether by condemnation or deed in lieu thereof, this Lease shall terminate as to the part so taken as of the date of such taking. Landlord shall make such repairs and alterations as may be necessary in order to restore the part of the Premises not taken to a useful condition and all Rent (other than any Additional Rent due Landlord by reason of Tenant's prior failure to perform any of its obligations hereunder) shall be reduced in the same proportion as the portion of the Premises so taken. If any partial taking renders the remainder of the Premises unusable for the Permitted Use, either party may terminate this Lease as of the date of such taking by giving notice to the other party within thirty (30) days after such date. Notwithstanding anything contained herein to the contrary, if fifty percent (50%) or more of the Premises is taken as aforesaid, Tenant may elect to terminate this Lease as of the date of such taking, by providing written notice of such termination to Landlord within thirty (30) days of such date. If ten percent (10%) or more of the Building is taken as aforesaid, Landlord may elect to terminate this Lease as of the date of such taking by giving notice of such election to Tenant within ninety (90) days after such date. If any notice of termination is given pursuant to this Section 12.1, this Lease and the rights and obligations of the parties hereunder shall cease on the date specified in such notice and all Rent (other than any Additional Rent due Landlord by reason of Tenant's prior failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

      Section 12.2.     Condemnation Awards.

      All compensation awarded for any taking of the Premises or any portion of the Building or any interest in any of them shall belong to and be the property of Landlord or any Mortgagee, and Tenant hereby assigns to Landlord all rights with respect thereto; provided, however, nothing contained herein shall prevent Tenant from seeking in a separate action reimbursement from the condemning authority (if permitted by law) for moving expenses and expenses for removal of Tenant's Property, but if and only if such action shall not reduce the amount of the award or other compensation otherwise recoverable from the condemning authority by Landlord or any Mortgagee.

                                   ARTICLE 13

                            ASSIGNMENT AND SUBLETTING

      Section 13.1.     Landlord's Consent Required.

      (a) Except as otherwise provided hereinbelow, throughout the Term Tenant shall not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor otherwise permit any other Person to occupy or use any portion of the Premises (collectively a "Transfer"), without in each instance first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord's consent shall be deemed to be reasonably withheld if any proposed Transfer is to a governmental or quasi-governmental entity, if the proposed Transferee would detrimentally alter the Permitted Use of the Premises or use the Premises in a manner not in keeping with the image of the Project, or if the financial condition of the proposed Transferee is not reasonably acceptable to Landlord. This prohibition includes any subletting or assignment which would otherwise occur by operation of law or by an assignment or subletting to or by a receiver or trustee in any Federal or State bankruptcy or similar proceeding. Consent by Landlord to any Transfer shall not constitute a waiver of the requirement for such consent to any subsequent assignment, subletting, licensing or other Transfer, or relieve Tenant from its obligations under this Lease.

      (b) Notwithstanding the foregoing, Tenant shall be entitled to assign or sublet the Premises, in whole or in part, without the prior written consent of Landlord, to any Affiliate (defined below) of Tenant. Tenant shall give Landlord written notice of any such Transfer at least thirty (30) days prior thereto. As used in this Section 13.1, the term "Affiliate" means any entity which directly or indirectly controls or is controlled by or is under common control with Tenant. For purposes of this definition, "control" (including the correlative meaning of the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such an entity, whether through the ownership of voting stock or securities or by contract or otherwise.

      Section 13.2.     Transfer; Issuance of Corporate Shares.

      If Tenant is a corporation (other than a corporation the outstanding voting stock of which is listed on an "exchange," as defined in the Securities Exchange Act of 1934), Tenant shall give Landlord notice within fifteen (15) days following the date upon which additional voting stock shall be issued by Tenant, or any part or all of the corporate shares of Tenant shall be Transferred, in the event that such Transfer results in a change in the present control of Tenant or if more than fifty percent (50%) of said corporate shares are Transferred. In the event of a Transfer in which more than fifty percent (50%) of Tenant's voting stock is sold to a party that is unaffiliated with Tenant, which Transfer shall result in Tenant vacating the Premises or undergoing a material change in the business conducted by Tenant, and whether or not Tenant has given such notice, Landlord may elect, in Landlord's sole discretion, to either terminate this Lease at any time thereafter by written notice to Tenant (and in the event of any termination, all Rent shall be adjusted as of the date of such termination), or deem the Transfer to be an Event or Default, entitling Landlord to the rights and remedies set forth in
Section 14.2.

      Section 13.3.     Acceptance of Rent from Transferee.

      The acceptance by Landlord of the payment of Rent from any person following any Transfer prohibited by this Article shall not be deemed to be a consent by Landlord to such Transfer, nor shall the same be deemed to be a waiver of any right or remedy of Landlord's hereunder.

      Section 13.4.     Conditions of Consent.

      (a) If Tenant receives consent to a Transfer under Section 13.1 above, then, in addition to any other terms and conditions imposed by Landlord in the giving of such consent, Tenant and the Transferee shall execute and deliver, on demand, an agreement prepared by Landlord which agreement in any event shall provide: (i) that the Transferee shall be directly bound to Landlord to perform all obligations of Tenant hereunder including, without limitation, the obligation to pay all Rent and other amounts provided for herein; (ii) that there shall be no subsequent Transfer of this Lease or of the Premises or of any interest therein without the prior consent of Landlord pursuant to Section 13.1 above; (iii) that Tenant as originally named herein shall remain fully liable for all obligations of Tenant hereunder, including the obligation to pay all Rent provided herein and including any and all obligations arising out of any subsequent amendments to this Lease made between Landlord and the Transferee (whether or not consented to by Tenant), jointly and severally with the Transferee; and (iv) such other provisions as Landlord shall reasonably require.

      (b) All costs incurred by Landlord in connection with any request for consent to a Transfer, including costs of investigation and the reasonable fees of Landlord's counsel, shall be paid by Tenant on demand as a further condition of any consent which may be given.

      Section 13.5. Profits from Use or Transfer. Tenant agrees that in the event of a Transfer, Tenant shall pay Landlord fifty percent (50%) of all amounts received by Tenant or payable to Tenant in connection with such Transfer in excess of Tenant's obligations hereunder (less Tenant's actual out-of-pocket expenses associated with such Transfer).

                                   ARTICLE 14

                                     DEFAULT

      Section 14.1.     "Event of Default" Defined.

      Any one or more of the following events shall constitute a default under the terms of this Lease ("Event of Default"):

      (a) failure of Tenant to pay any Rent or other sum of money due hereunder to Landlord or any other person within ten (10) calendar days after written notice thereof from Landlord that the same is due;

      (b) sale of Tenant's interest in the Premises under attachment, execution or similar legal process or otherwise without Landlord's approval;

      (c) filing of a petition proposing the adjudication of Tenant as a bankrupt or insolvent, or the reorganization of Tenant, or an arrangement by Tenant with its creditors, whether pursuant to the Federal Bankruptcy Act or any similar Federal or state proceeding, unless such petition is filed by a party other than Tenant and is withdrawn or dismissed within sixty (60) days after the date of its filing;

      (d) admission in writing by Tenant of its inability to pay its debts when due;

      (e) appointment of a receiver or trustee for the business or property of Tenant, unless such appointment shall be vacated within thirty (30) days of its entry;

      (f) making by Tenant of an assignment for the benefit of its creditors; and

      (g) default by Tenant in the performance or observance of any covenant or agreement of this Lease to be performed or observed by Tenant (other than as set forth in clauses (a) through (f) above), which default is not cured within thirty (30) days after the giving of notice thereof by Landlord, unless such default is of such nature that it cannot be cured within said thirty (30) day period, in which event an Event of Default shall not be deemed to have occurred if Tenant institutes a cure within such thirty (30) day period and thereafter diligently and continuously prosecutes the curing of same until completion, but in no event shall such cure period exceed ninety (90) days.

      Provided, however, that if Tenant shall default in the performance of the same or any similar covenant or agreement two (2) or more times in any twelve
(12) month period, then notwithstanding that such defaults have each been cured by Tenant, any further similar defaults shall be deemed an Event of Default without the ability to cure.

      Section 14.2.     Remedies.

      Upon the occurrence of an Event of Default, Landlord, without notice to Tenant in any instance (except where expressly provided for below), may do any one or more of the following:

      (a) Landlord may accelerate the Rent and any other charges, whether or not stated to be Additional Rent hereunder, for the entire balance of the Term and any renewal or extension thereof, or any part of such Rent, and any costs and sheriff's or other commissions, whether chargeable to Landlord or Tenant, including watchmen's wages, as if by the terms of this Lease the balance of the Rent and other charges were on that date payable in advance.

      (b) Landlord may elect to terminate this Lease and the tenancy created hereby by giving notice to Tenant without any right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of condition or covenant broken. Landlord may also elect to terminate Tenant's possessory rights and all other rights of Tenant without thereby terminating this Lease. Landlord may, without notice, reenter the Premises, breaking open locked doors, if necessary, to effect entrance, for the purpose of recovering possession of the Premises, and may proceed to recover possession of the Premises by process of law, any notice to quit or of intention to re-enter the Premises being expressly waived by Tenant. Landlord may remove Tenant and remove all other persons and property from the Premises, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable in any way for any loss or damage occasioned thereby, and take possession of and sell under such lien the goods and chattels found in the Premises.

      (c) When this Lease shall be terminated by reason of an Event of Default or when the Term has expired, any attorney for Landlord may proceed in any competent court for judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery of possession of the Premises. If for any reason after such action shall have been commenced, it shall be canceled or suspended and possession of the Premises remains in or is restored to Tenant, Landlord shall have the right upon any subsequent default or upon the expiration or termination of this Lease to bring one or more actions to recover possession of the Premises.

      (d) If, in any action for the enforcement of this Lease, Landlord is required to file a copy of this Lease, it shall not be necessary to file the original, notwithstanding any law or practice to the contrary. Tenant hereby waives all procedural errors in any proceedings taken by Landlord, whether by virtue of the powers of attorney contained in this Lease or not, and all liability therefor. Tenant further waives the right to any notice to remove or any similar or successor provision of any applicable law, and agrees that five
(5) days' notice shall be sufficient in any case where a longer period may be statutorily specified.

      (e) Landlord may perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the Default Rate from the date of such expenditure, shall be deemed Additional Rent and shall be payable by Tenant to Landlord upon demand therefor.

      (f) Landlord may exercise any other legal or equitable right or remedy which it may have at law or in equity, including rights of specific performance and/or injunctive relief, where appropriate.

      Section 14.3.     Damages.

      (a) If this Lease is terminated by Landlord pursuant to Section 14.2, Tenant shall remain liable for any Rent and damages which may be due or sustained prior to such termination and all reasonable costs and expenses, including, without limitation, sheriffs' or other commissions (whether chargeable to Landlord or Tenant), watchmen's wages, brokers' and attorneys' fees, and repair and renovation costs incurred by Landlord in pursuit of its remedies hereunder, and/or in connection with any bankruptcy proceedings of Tenant, and/or in connection with renting the Premises to others from time to time (all such Rent, damages, costs, fees and expenses being referred to herein as "Termination Damages"), plus additional damages for all Rent treated as in arrears ("Liquidated Damages") which, at the election of Landlord, shall be an amount equal to either:


            (i) the Rent which, but for the termination of this Lease, would have become due during the remainder of the Term, less the amount of rent, if any, which Landlord shall receive during such period from others to whom the Premises may be rented (other than any additional rent received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), in which case Liquidated Damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following the termination of this Lease and shall continue until the date on which the Term would have expired but for such termination, and any action or suit brought to collect any such Liquidated Damages for any month shall not in any manner prejudice the right of Landlord to collect any Liquidated Damages for any subsequent months by similar preceding; or

            (ii) the present worth (as of the date of such termination) of the Rent which, but for the termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser selected by Landlord, in which case such Liquidated Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. "Present worth" shall be computed by discounting such amount to present worth at a rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank. In no event shall Landlord be required to account to Tenant for any amounts by which the fair rental value shall have exceeded the stipulated Rent at the time of such termination.

      (b) If this Lease is terminated pursuant to Section 14.2, Landlord may (without so obligating itself) relet the Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the
Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as Landlord may determine, in its commercially reasonable discretion, but Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any rent due upon such reletting.

      (c) Notwithstanding anything to the contrary set forth in this Section 14.3, in the event (i) Landlord must initiate legal action to enforce any one or more of the provisions of this Lease against Tenant, its successors or assigns, or (ii) Landlord must consult with and/or engage an attorney(s) in order (A) to enforce any one or more of the provisions of this Lease against Tenant or its successors or assigns, or (B) in connection with any bankruptcy proceeding of Tenant, whether or not such consultation and/or engagement results in the initiation of any judicial action or termination of this Lease, then and in any of such events, Tenant, its successors and assigns, undertakes and agrees to pay all costs incurred by Landlord in connection therewith, including, by way of illustration and not of limitation, all reasonable attorneys' fees (inclusive of consultation fees, research costs and correspondence fees), court costs (if awarded post-judgment) and any similar professional fees or costs associated therewith, which costs shall accrue interest at the Default Rate until paid in full.

                                   ARTICLE 15

               SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

      Section 15.1.     Subordination.

      (a) Unless a Mortgagee shall otherwise elect as provided in Section 15.2, Tenant's rights under this Lease are and shall remain subject and subordinate to the operation and effect of any mortgage, deed of trust or other security instrument constituting a lien upon the Building, whether the same shall be in existence at the date hereof or created hereafter (any such lease, mortgage, deed of trust or other security instrument being referred to herein as a "Mortgage," and the party or parties having the benefit of the same, whether as mortgagee, beneficiary, trustee or noteholder, being referred to hereinafter collectively as a "Mortgagee"). Tenant's acknowledgment and agreement of subordination as provided for in this Section 15.1 is self-operative and no further instrument of subordination shall be required; however, Tenant shall execute, within ten (10) days after request therefor, such further assurances thereof as shall be requisite or as may be requested from time to time by Landlord or any Mortgagee. Notwithstanding the foregoing, Tenant shall be entitled to condition its agreement to subordinate this Lease as aforesaid to the providing to Tenant of assurances of non-disturbance from any such Mortgagee.

      (b) Landlord hereby directs Tenant, upon (i) the occurrence of an event of default by Landlord, as mortgagor under any Mortgage, (ii) the receipt by Tenant of a notice of the occurrence of such event of default under such Mortgage from Landlord or such Mortgagee, and (iii) a direction by the Mortgagee under such Mortgage to Tenant to pay all Rent thereafter to such Mortgagee, to make such payments to such Mortgagee, and Landlord agrees that in the event that Tenant makes such payments to such Mortgagee, as aforesaid, Tenant shall not be liable to Landlord for the same.

      Section 15.2.     Mortgagee's Unilateral Subordination.

      If a Mortgagee shall so elect by notice to Tenant or by the recording of a unilateral declaration of subordination, this Lease and Tenant's rights hereunder shall be superior and prior in right to the Mortgage of which such Mortgagee has the benefit, with the same force and effect as if this Lease had been executed, delivered and recorded prior to the execution, delivery and recording of such Mortgage, subject, nevertheless, to such conditions as may be set forth in any such notice or declaration.


      Section 15.3.     Attornment and Non-disturbance.

      If any person shall succeed to all or any part of Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, and if such successor-in-interest requests or requires, Tenant shall attorn to such successor-in-interest and shall execute within ten (10) days after receipt thereof such agreement in confirmation of such attornment in accordance with that form attached hereto as Schedule G. Failure to respond within such (10) day period shall be deemed to be a confirmation by Tenant of the facts and matters set forth therein. Tenant hereby agrees that any suit, action or other proceeding commenced by any Mortgagee in order to realize upon Landlord's interest in, under and to this Lease, or any part of the Building, shall not, by operation of law or otherwise, result in the cancellation or termination of this Lease or of the obligations of Tenant hereunder.

                                   ARTICLE 16

                                 QUIET ENJOYMENT

      Landlord covenants and agrees with Tenant that Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Term, free from any interference whatsoever by, from or through Landlord or anyone claiming by, from or through Landlord, except as may be otherwise provided herein.

                                   ARTICLE 17

                                     NOTICES

      Section 17.1.     Sending of Notices.

      Any notice or other communication given or required to be given under this Lease shall be in writing and shall be deemed to have been given on the third
(3rd) day following the day on which the same shall have been mailed by United States registered or certified mail, return receipt requested, with all postal charges prepaid, or given the next day if sent by national overnight courier service with receipt acknowledged in writing, in either case addressed to Landlord or Tenant to the respective notice addresses set forth in the preamble paragraph of this Lease and/or such other addresses as either party may designate to the other by notice in accordance with this Section 17.1.

      Section 17.2.     Notices to Mortgagees.

      If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, and shall thereby request copies of all notices from Tenant, no notice, request or demand thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee in the manner prescribed in Section 17.1 and to such address as such Mortgagee shall designate.

      Section 17.3.     Estoppel Certificate.

      Tenant agrees from time to time, upon not less than ten (10) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, in the form attached as Schedule H, certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Base Rent and Additional Rent and to perform its other obligations under this Lease, and that there are no uncured defaults of Landlord or Tenant under this Lease, and the dates through which all Rent has been paid, and all such other or further matters as are set forth therein. The statement delivered pursuant to this
Section 17.3 may be relied upon by any purchaser or Mortgagee, or prospective purchaser or Mortgagee, of the Building.

                                   ARTICLE 18

                                  MISCELLANEOUS

      Section 18.1.  Modification.

      It is a condition that this Lease is subject to the approval of Teachers Insurance and Annuity Association of America. In addition, if in the future and in connection with obtaining any financing for the Building, a lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer Tenant's consent thereto; provided, that the modification would not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights granted hereunder.

      Section 18.2.     No Recordation.

      Tenant hereby agrees that Tenant shall not record this Lease or any memorandum of this Lease, unless expressly consented to in writing by Landlord. The recordation of this Lease or memorandum hereof by Tenant in derogation of this Section 18.2 shall be deemed an Event of Default hereunder, and Landlord shall have all of the rights and remedies set forth in Section 14.2, including, but not limited to, the right to terminate this Lease and declare all sums of Rent accruing under this Lease immediately due and payable. In addition, Tenant hereby appoints Landlord as its attorney-in-fact for the purpose of executing such documents as may be required to nullify and/or release this Lease or any memorandum hereof from the public records.

      Section 18.3.     Remedies Cumulative.

      No reference to any specified right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach hereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by Landlord of any breach by Tenant under this Lease or of any breach by any other tenant under any other lease of any portion of the Building or the Project shall affect or alter this Lease in any way whatsoever.

      Section 18.4.     Successors and Assigns.

      Landlord may, at any time, assign collaterally or otherwise transfer any or all of its right, title and interest in the Building, or any portion thereof, and this Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Tenant and, subject to the provisions of Article 12, only such assigns of Tenant to whom the assignment of this Lease by Tenant has been consented to by Landlord. Upon any sale or other transfer by Landlord of its interest in the Premises, Landlord shall be relieved of any obligations under this Lease accruing thereafter.

      Section 18.5.     Compliance with Laws and Regulations.

      Tenant, at its expense, shall comply with and shall cause the Premises to comply with (a) all federal, state, municipal and other governmental statutes, laws, rules, orders, regulations and ordinances (including, without limitation, ADA, environmental laws, rules, orders, regulations and ordinances) affecting the Premises or any part thereof, or the use thereof, including those which require the making of any unforeseen or extraordinary changes, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, and (b) all rules, orders and regulations of the National Board of Fire underwriters or Landlord's fire insurance rating organization or other bodies exercising similar functions in connection with the prevention of fire or the correction of hazardous conditions, which apply to the Premises. In addition, Tenant shall be solely responsible for obtaining, at its sole cost and expense, all occupational or business licenses or permits necessary to operate the Premises for the Permitted Use, and the inability to obtain the same shall not relieve Tenant from liability hereunder.

      Section 18.6.     Captions and Headings.

      The Table of Contents and the Article and Section captions and headings are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this Lease.

      Section 18.7.     Joint and Several Liability.

      If two or more individuals, corporations, limited liability companies, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each individual, corporation, limited liability company, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, limited liability companies, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of any statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

      Section 18.8.     Brokers' Commissions.

      Tenant represents and warrants to Landlord that it has dealt directly with and only with Spaulding & Slye Colliers ("SSC") as Tenant's authorized representative, and Landlord, Landlord's Management Agent and Insignia (defined below) recognize SSC as Tenant's authorized representative. Landlord shall pay SSC for its services in connection with this Lease pursuant to a separate agreement. Landlord represents that Landlord has dealt directly with and only with Insignia/ESG, Inc. ("Insignia") as its authorized representative, and Tenant and SSC recognize Insignia as Landlord's authorized representative.
Landlord shall pay Insignia for its services in connection with this Lease pursuant to a separate agreement. Each party further represents to the other that it has dealt with no other broker, finder or other person who may be entitled to brokerage commissions or finders fees in connection with the execution of this Lease other than as specifically set forth above. Each party hereby agrees to defend, indemnify and hold harmless the other against and from all liability arising from any breach of such representation or obligation by the indemnifying party, including without limitation the costs of reasonable attorneys' fees in connection therewith.

      Section 18.9.     No Discrimination.

      It is intended that the Building shall be developed so that all prospective tenants thereof and all customers, employees, licensees and invitees of all tenants hereof shall have the opportunity to obtain all of the goods, services, accommodations, advantages, facilities and privileges of the Building without discrimination because of race, color, religion, sex or national origin. To that end, Tenant shall not discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, color, religion, sex or national origin of such person or group of persons.

      Section 18.10.    No Joint Venture.

      Any intention to create a joint venture or partnership relationship between the parties hereto is expressly disclaimed.

      Section 18.11.    Conflicts; Schedules.

      If there is any conflict between any of the Fundamental Lease Provisions and any other provisions of this Lease, the former shall control. Any documents attached hereto as Schedules, together with all drawings and documents, if any, prepared pursuant thereto or referred to therein, are hereby incorporated herein and made a part hereof.

      Section 18.12.    Severability.

      If any term or provision, or any portion thereof, of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be rendered invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held specifically invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      Section 18.13.    No Third Party Beneficiary.

      Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary, except rights contained herein for the benefit of any Mortgagee.

      Section 18.14.    Corporate Tenants.

      In the event Tenant is a corporation, the person executing this Lease on behalf of Tenant hereby covenants and warrants that: (a) Tenant is a duly constituted corporation qualified to do business in the Commonwealth of Virginia; (b) all of Tenant's franchise and corporate taxes have been paid to date; (c) all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws shall be filed by Tenant when due; and (d) such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.


      Section 18.15.    Applicable Law.

      This Lease and the rights and obligations of the parties hereunder shall be construed in accordance with the laws of the Commonwealth of Virginia, and any action or proceeding arising hereunder shall be brought in the United States District Court for the Commonwealth of Virginia or any successor court thereto.

      SECTION 18.16 WAIVER OF JURY TRIAL.

      WITH RESPECT TO ANY AND ALL ISSUES ARISING UNDER OR IN ANY MANNER CONNECTED WITH THE ENTRY INTO OR PERFORMANCE UNDER THIS LEASE, TENANT AND LANDLORD, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, HEREBY MUTUALLY WAIVE THE RIGHT TO REQUEST A TRIAL BY JURY, IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES OR IN WHICH THE PARTIES HEREBY AND OTHER PERSONS HAVE BEEN JOINED.

      Section 18.17     Limitation of Liability.

      Anything contained in any provision of this Lease to the contrary notwithstanding, in consideration of the benefits accruing hereunder, Tenant, for itself and its successors and assigns, covenants and agrees that in the event of any actual or alleged failure, breach or default hereunder by Landlord, its successors or assigns:

      (a) the sole and exclusive remedy shall be against the entity then constituting Landlord and shall be limited to Landlord's equity interest in and to the Building and the Project;

      (b) no partner, officer, director or stockholder of Landlord, or partner, trustee, officer, director or stockholder of any entity having a direct or indirect financial interest in Landlord, and no employees or agents of any such entities, shall be sued or named as a party in any suit or action;

      (c) no service of process shall be made against any partner, officer, director or stockholder of Landlord, or partner, trustee, officer, director or stockholder of any entity having a direct or indirect financial interest in Landlord;

      (d) no partner, officer, director or stockholder of Landlord, or partner, trustee, officer, director or stockholder of any entity having a direct or indirect financial interest in Landlord, and no employees or agents of any such entities, shall be required to answer or otherwise plead to any service of process;

      (e) no judgment shall be taken against any partner, officer, director or stockholder of Landlord, or partner, trustee, officer, director or stockholder of any entity having a direct or indirect financial interest in Landlord, or against any employee or agent of any such entities;

      (f) any judgment taken against any partner, officer, director or stockholder of Landlord, or partner, trustee, officer, director or stockholder of any entity having a direct or indirect financial interest in Landlord, or against any employee or agent of any such entities, may be vacated and set aside at any time nunc pro tunc;

      (g) no writ of execution shall ever be levied against the assets of any partner, officer, director or stockholder of Landlord, or any assets of Landlord or of any partner, trustee, officer, director or stockholder of any entity having a direct or indirect financial interest in Landlord, or against the assets of any trustee, employee or agent of any such entities, other than as specified in clause (a) of this Section 18.17; and

      (h) Landlord shall, in no event, be in default in the performance of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any default, after notice to Landlord specifying the notice of such alleged default. In no event shall Landlord be liable to Tenant for indirect or consequential damages.

      Section 18.18     No Accord and Satisfaction.

      The acceptance by Landlord of any sums from Tenant (whether as Rent or otherwise) in amounts which are less than the amounts due and payable by Tenant hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Landlord and Tenant regarding sums due and payable by Tenant hereunder, unless Landlord specifically deems it as such in writing.

      Section 18.19     Time of Essence.

      Time is of the essence in each and every instance hereunder with respect to the covenants, undertakings and conditions to be performed hereunder by Tenant.

      Section 18.20     "Person(s)" Defined.

      The words "person" or "persons" as used herein, shall mean individual(s), corporation(s), limited liability company(ies) partnership(s), firm(s), other business association(s), or governmental entity or entities, whichever is required by the context, or all of the foregoing if the context so requires.


      Section 18.21     Consents.

      Whenever Tenant shall claim under any provision of this Lease that Landlord has unreasonably withheld, conditioned or delayed its consent or approval to some request of Tenant, which consent Landlord has specifically agreed herein not to unreasonably withhold, condition or delay, Tenant shall have no claim for damages by reason of such alleged withholding, conditioning or delaying, and Tenant's sole remedy therefor shall be declaratory or injunctive relief, but in any event without the recovery of damages. Unless Landlord has specifically agreed herein not to unreasonably withhold, condition or delay its consent in a given instance, all consents or approvals of Landlord required herein may be granted or refused in Landlord's sole discretion. Whenever Landlord agrees in this Lease that a required consent shall not be unreasonably withheld, conditioned or delayed, it is agreed that Landlord may withhold, condition or delay its consent if any Mortgagee shall have withheld, conditioned or delayed any consent which may be required of it.

      Section 18.23 Integration of all Prior Agreements and Execution of Lease.

      THIS WRITING IS INTENDED BY THE PARTIES AS A FINAL EXPRESSION OF THEIR AGREEMENT AND AS A COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS THEREOF, WITH ALL NEGOTIATIONS, CONSIDERATIONS AND REPRESENTATIONS BETWEEN THE PARTIES HAVING BEEN INCORPORATED HEREIN. NO COURSE OF PRIOR DEALINGS BETWEEN THE PARTIES OR THEIR OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES SHALL BE RELEVANT OR ADMISSIBLE TO SUPPLEMENT, EXPLAIN, OR VARY ANY OF THE TERMS OF THIS LEASE. ACCEPTANCE OF, OR ACQUIESCENCE IN, A COURSE OF PERFORMANCE RENDERED UNDER THIS LEASE OR ANY PRIOR AGREEMENT BETWEEN THE PARTIES OR THEIR AFFILIATES SHALL NOT BE RELEVANT OR ADMISSIBLE TO DETERMINE THE MEANING OF ANY OF THE TERMS OF THIS LEASE. NO REPRESENTATIONS, UNDERSTANDINGS OR AGREEMENTS HAVE BEEN MADE OR RELIED UPON IN THE MAKING OF THIS LEASE OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN. ALL PRIOR COMMUNICATIONS FROM LANDLORD WITH RESPECT TO ESTIMATED CHARGES PAYABLE BY TENANT HEREUNDER ARE FOR INFORMATION ONLY AND ARE NOT TO BE CONSTRUED AS REPRESENTATIONS OF THE ACTUAL CHARGES WHICH TENANT IS REQUIRED TO PAY HEREUNDER, OR AS BINDING UPON LANDLORD IN ANY MANNER WHATSOEVER. THIS LEASE CAN BE MODIFIED ONLY BY A WRITING SIGNED BY EACH OF THE PARTIES HERETO.

      THE SUBMISSION OF THIS LEASE FOR EXAMINATION DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR THE PREMISES OR ANY OTHER SPACE WITHIN THE BUILDING. THIS LEASE SHALL BECOME EFFECTIVE ONLY UPON EXECUTION AND LEGAL DELIVERY THEREOF BY THE PARTIES HERETO. THIS LEASE MAY BE EXECUTED IN MORE THAN ONE COUNTERPART, AND EACH SUCH COUNTERPART SHALL BE DEEMED AN ORIGINAL DOCUMENT.

      If Tenant is a corporation, the authorized officers must sign on behalf of the corporation, and by doing so such officers make the covenants and warranties contained in Section 18.14. This Lease must be executed for Tenant, if a corporation, by the president or a vice-president and by the secretary or an assistant secretary, unless the by-laws or a resolution of the board of directors shall provide that other officers are authorized to execute this Lease, in which event, a certified copy of the by-laws and resolutions must be furnished to Landlord.

      IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto, by their duly authorized representatives, have executed this Lease as of the day and year first above written.

ATTEST OR WITNESS:                  LANDLORD:

                                    485 PROPERTIES, LLC



/s/Joseph                           By:/s/Harry St.Clair (SEAL)
                                    Name:Harry St.Clair
                                    Title:ASSISTANT SECRETARY

ATTEST OR WITNESS:                  TENANT:

                                    EXCALIBUR TECHNOLOGIES CORPORATION


/S/Nancy J. Mckinley                By:/s/James Buchanan (SEAL)
                                    Name:James Buchanan
                                    Title:CFO

                           TYSONS INTERNATIONAL PLAZA

                                  SCHEDULE A-1

                          LEGAL DESCRIPTION OF PROJECT

Part One:

      Beginning at the point of intersection of the southerly right-of-way line of Boone Boulevard, Route 786 and the easterly right-of-way line of Gallows Road, Route 650; thence departing from said line of Gallows Road and running along and with the said line of Boone Boulevard the following two (2) courses:

      South 54(Degree)37'51" East, 543.23 feet to a point; thence

      28.24 feet along the arc of a curve deflecting to the right and having a radius of 18.00 feet and a chord bearing and distance of South 09(Degree)41'06" East, 25.43 feet to a point in the westerly right-of-way line of Aline Avenue, Route 3402; thence departing from said line of Boone Boulevard and running along and with the said line of Aline Avenue the following seven (7) courses:

      South 35(Degree)15'39" West, 163.75 feet to a point; thence

      South 43(Degree)52'28" West, 76.78 feet to a point; thence

      127.72 feet along the arc of a curve deflecting to the right and having a radius of 103.55 feet and a chord bearing and distance of South 70(Degree)35'47" West, 119.78 feet to a point; thence

      94.56 feet along the arc of a curve deflecting to the left and having a radius of 500.44 feet and a chord bearing and distance of North 79(Degree)28'54" West, 94.42 feet to a point; thence,

      North 05(Degree)06'19" East, 8.50 feet to a point; thence,

      120.63 feet along the arc of a curve deflecting to the left and having a radius of 508.94 feet and a chord bearing and distance of South 88(Degree)18'55" West, 120.34 feet to a point; thence,

      49.72 feet along the arc of a curve deflecting to the right and having a radius of 38.00 feet and a chord bearing and distance of North 60(Degree)59'32" West, 46.25 feet to a point in the aforesaid easterly right-of-way line of Gallows Road; thence departing from said line of Aline Avenue and running along and with the said line of Gallows Road the following three (3) courses;

      508.47 feet along the arc of a curve deflecting to the right and having a radius of 590.62 feet and a chord bearing and distance of North 01(Degree)09'13" East, 492.91 feet to a point; thence,

      North 35(Degree)18'33" East, 37.35 feet to a point; thence,

      North 89(Degree)12'32" East, 34.78 feet to the point of beginning.

      Containing 210,909 square feet or 4.8418 acres.

Part Two:

      Beginning at the point of intersection of the westerly right-of-way line of Aline Avenue, Route 3402 and the northerly right-of-way line of Gallows Road, Route 650; thence departing from said line of Aline Avenue and running along and with the said line of Gallows Road the following four (4) courses:

      28.75 feet along the arc of a curve deflecting to the left and having a radius of 212.00 feet and a chord bearing and distance of North 49(Degree)58'23" West, 28.73 feet to a point; thence,

      99.67 feet along the arc of a curve deflecting to the right and having a radius of 578.62 feet and a chord bearing and distance of North 48(Degree)55'25" West, 99.55 feet to a point; thence,

      80.06 feet along the arc of a curve deflecting to the right and having a radius of 33.00 feet and a chord bearing and distance of North 25(Degree)30'53" East, 61.82 feet to a point; thence,

      North 05(Degree)01'05" East, 8.50 feet to a point in the southerly right-of-way line of Relocated Aline Avenue, Route 3402; thence departing from said line of Gallows Road and running along and with the said line of Relocated Aline Avenue the following two (2) courses;

      81.04 feet along the arc of a curve deflecting to the right and having a radius of 425.44 feet and a chord bearing and distance of South 79(Degree)31'30" East, 80.91 feet to a point; thence,

      82.56 feet along the arc of a curve deflecting to the left and having a radius of 178.55 feet and a chord bearing and distance of South 87(Degree)18'51" East, 81.82 feet to a point in the aforesaid westerly right-of-way line of Aline Avenue; thence departing from said line of Relocated Aline Avenue and running along and with the said line of Aline Avenue,

      South 35(Degree)15'39" West, 158.72 feet to the point of beginning.

      Containing 15,995 square feet or 0.3672 of an acre.

Part Three:

      Beginning at a point in the southerly right-of-way line of Gallows Road, Route 650, said point also being the north easterly corner of Tysons Square Office Condo; thence departing from Tysons Square Office Condo and running along and with the said line of Gallows Road the following two (2) courses:

      106.24 feet along the arc of a curve deflecting to the left and having a radius of 674.12 feet and a chord bearing and distance of South 13(Degree)29'50" East, 106.13 feet to a point; thence,

      83.02 feet along the arc of a curve deflecting to the right and having a radius of 56.50 feet and a chord bearing and distance of South 24(Degree)04'52" West, 75.75 feet to a point in the northerly right-of-way line of Old Courthouse Road, Route 677; thence departing from said line of Gallows Road and running along and with the said line of Old Courthouse Road the following two (2) courses:

      51.85 feet along the arc of a curve deflecting to the right and having a radius of 55.33 feet and a chord bearing and distance of North 86(Degree)58'42" West, 49.98 feet to a point; thence,

      North 60(Degree)07'51" West, 52.60 feet to a point in the easterly line of the aforesaid Tysons Square Office Condo property; thence departing from said line of Old Courthouse Road and running along and with the said line of Tysons Square Office Condo,

      North 35(Degree)18'33" East, 175.88 feet to the point of beginning.

      Containing 12,175 square feet or 0.2795 of an acre.

      All three parts combined to total 239,079 square feet or 5.4885 acres.

                           TYSONS INTERNATIONAL PLAZA

                                   SCHEDULE B

                               LANDLORD'S SERVICES

I.    CLEANING

A.    Office Area

Daily:      (Monday through Friday, inclusive, Saturdays, Sundays and
holidays excepted.)

      1. Empty and clean all waste receptacles and ashtrays and remove waste material from the Premises; wash receptacles as necessary.

      2. Sweep and dust mop all uncarpeted areas using a dust-treated mop.

      3. Vacuum all rugs and carpeted areas.

      4. Hand dust and wipe clean with treated cloths all horizontal surfaces including furniture, office equipment, window sills, file, telephones within normal reach.

      5.  Wash clean all water fountains.

      6. Remove and dust under all desk equipment and telephone and replace same.

      7. Wipe clean all brass and other bright work.

      8. Hand dust all grill work within normal reach.

      9.  Spot  clean  walls  around  light  switches,   door  frame  and  glass
partitions.

      10. Upon completion of cleaning, all lights will be turned off and doors locked, leaving the Premises in an orderly condition.

Weekly:

      1.    Dust coat racks, and the like.

      2. Remove all finger marks from private entrance doors, light switches and doorways.

      3.    Damp mop all hard surface floors.

Quarterly:

Render high dusting not reached in daily cleaning to include:


      1. Dusting all pictures, frames, charts, graph, and similar wall hangings.

      2. Dusting all vertical surfaces, such as walls, partitions, doors and ducts.

      3. Dusting of all pipes, ducts, and high molding.

      4.    Dusting of all venetian blinds.

B.    Lavatories

Daily:      (Monday through Friday, inclusive; Saturdays, Sundays and
holidays, excepted).

      1.    Sweep and damp mop floors.

      2. Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushometers, piping, and toilet seat hinges.

      3. Wash both sides of all toilet seats.

      4.    Wash all basins, bowls and urinals.

      5. Dust and clean all powder room fixtures.

      6. Empty and clean paper towel and sanitary disposal receptacles.

      7.    Remove waste paper and refuse.

      8. Refill tissue holders, soap dispensers, towel dispensers, vending sanitary dispensers; materials to be furnished by Landlord.

      9. Spot clean walls, partitions and entry doors.

      10. A sanitizing solution will be used in all lavatory cleaning.

Monthly:

      1. Machine scrub lavatory floors. Reseal if needed.

      2. Wash all partitions and tile walls in lavatories.

C.    Main Lobby, Elevators, Building Exterior and Corridors

Daily: (Monday through Friday, inclusive; Saturdays, Sundays and holidays expected).

      1.    Sweep and wash all floors.

      2.    Vacuum all rugs and carpeted areas.

      3.    Wash all rubber mats.

      4.    Wash, clean and empty all ashtrays.

      5. Wash or vacuum floors, wipe down walls and doors.

      6. Spot clean any metal work inside lobby.

      7. Spot clean any metal work surrounding Building Entrance doors.

Monthly: All resilient tile floors in public areas to be treated equivalent to spray buffing.

Semi-annually:

      1. Shampoo (dry or wet as needed) all carpeting in public areas including walk off-mats.

      2. Strip and refinish all hard surface flooring.

D.    Window Cleaning

            Windows of exterior walls will be washed quarterly inside and outside.

E.    Other Services

      Tenant requiring services in excess of those described above shall request same through Landlord, at Tenant's expense.

II.   HEATING, VENTILATING, AIR CONDITIONING

      A. Landlord shall, as part of the Operating Expenses for the Property, furnish space heating and cooling as normal seasonal changes may require to provide reasonable comfortable space temperature and ventilation for occupants of the Premises under normal business operation, daily from 8:00 A.M. to 6:00 P.M., Saturdays, 8:00 A.M. to 1:00 P.M.; Sundays and holidays excepted. No credit shall be given to Tenant for any periods during these hours when HVAC service is not required by Tenant. If Tenant shall require air conditioning or heating or ventilation outside the hours and days specified above, Landlord shall furnish such service at Tenant's expense, upon at least 24 hours' notice.

      B. The air conditioning system is based upon an occupancy of not more than one person per 150 square feet of floor area, and upon a combined lighting and standard electrical load not to exceed 6.0 watts per square foot of usable area, unless as otherwise set forth in the Lease or the Addendum. In the event Tenant exceeds this condition or introduces on the Premises equipment which overloads the system, and/or in any other way causes the system to not adequately perform to their proper functions, supplementary systems may, at Landlord's option, be provided by Landlord at Tenant's expense.

III.  WATER

      Cold water at temperatures supplied by the City of Falls Church water mains for drinking, lavatory, kitchen, restaurant and toilet purposes and hot water for lavatory purposes only from regular building supply at prevailing temperatures; provided, however, that Landlord may, at Landlord's expense, install a meter or meters to measure the water supplied to any kitchen (including dishwashing) and restaurant areas in the Premises, in which case Tenant shall, upon Landlord's request, reimburse Landlord for the cost of the water (including heating thereof) consumed in such areas and the sewer use charges resulting therefrom.

IV.   ELEVATORS

      The passenger elevator system shall be in automatic operation and available to Tenant at all times. The use of the service elevator will be scheduled with the Landlord and coordinated with the needs of the other tenant.

V.    ELECTRICAL SERVICE

      Landlord shall provide electric power for up to 1.8 watts per square foot of usable area for lighting plus 0.5 watts per square foot of usable area for office machines through standard receptacles for the typical office space. Landlord will furnish and install at Tenant's expense all replacement lighting tubes, lamps, and ballasts required by Tenant. Landlord will clean lighting fixtures on a regularly scheduled basis at Tenant's expense.


VI.   SECURITY AND ACCESS

      Landlord shall provide a security card system at the first floor entry lobby of both buildings and at no less than one entrance of the garage for after hours tenant entry. Tenant shall have access to the building and garage 24 hours per day, 365 days per year. The cost for security entry cards shall be paid for by Tenant.

                           TYSONS INTERNATIONAL PLAZA

                                   SCHEDULE E

                        FORM OF COMMENCEMENT DATE NOTICE



      THIS COMMENCEMENT DATE NOTICE is entered into this _______ day of ____________________ 199__, by 485 PROPERTIES, LLC, a Delaware limited liability company ("Landlord"), and _________________________, a _____________________
("Tenant"), pursuant to the provisions of a certain lease dated _____________________, 199__, by and between Landlord and Tenant ("Lease") covering certain space in the office/retail complex known as Tysons International Plaza ("Building") located in Fairfax County, Virginia and more particularly described in the Lease ("Premises"). All terms used herein shall have the meaning assigned to such terms in the Lease.

                            W I T N E S S E T H:

      1. The Building, the Premises, the parking facilities and all other improvements required to be constructed and furnished by Landlord in accordance with the terms of the Lease have been satisfactorily completed by the Landlord and accepted by the Tenant, subject to the completion of "punch list" items and the improvements described in Section 2.2 of the Lease.

      2. The Premises have been delivered to, and accepted by, the Tenant.

      3. The Commencement Date of the Lease is the _____ day of ___________________ 199__, and the Expiration Date is the _____ day of ----------------, -----.

      4. The total GRA of the Tenant's Premises consists of ________ rentable square feet on the ____________ (_____) floor(s) of the Building, subject to the provision of the Lease regarding determination of the rentable square footage of the Premises.

      IN WITNESS THEREOF, Landlord and Tenant have executed and sealed this Commencement Date Notice as of the day and year first above-written.

                                    LANDLORD:

                                    485 PROPERTIES, LLC,
                                    a Delaware limited liability company



                                       By:
                                      Name:
                                     Title:
                                     TENANT:

                                    ------------------------------,
                                    a _____________________________



                                       By:
                                      Name:
                                     Title:

                           TYSONS INTERNATIONAL PLAZA

                                   SCHEDULE F

                          CURRENT RULES AND REGULATIONS


      1. The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed by Tenant and used by Tenant for any purposes other than ingress and egress from and to Tenant's offices. Landlord shall in all cases retain the right to control or prevent access thereto by any person whose presence, in Landlord's reasonable judgment, would be prejudicial to the safety, peace, character or reputation of the Building or the Project or of any tenant of the Project.

      2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by Tenant for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by Tenant, or left by Tenant in the lobbies, passages, or stairways of the Building.

      3. No skylight, window, door or transom of the Building shall be covered or obstructed by Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window space, except as approved in writing by Landlord. If Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, Tenant shall not remove it without first obtaining Landlord's written approval thereto. Tenant shall have the right to install Building standard window blinds/systems in the Premises.

      4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the Premises which may be seen from outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by Landlord. Names on suite entrances shall be provided by and only by Landlord in accordance with the Lease, using in each instance lettering of a design and in a form consistent with the other lettering in the Building, and first approved in writing by Landlord. Tenant shall/will not erect any stand, booth or showcase or other article or matter in or upon the Premises and/or the Building and/or the Project without first obtaining Landlord's written approval thereto.

      5. Tenant shall not place any additional lock, security devises, or graphics upon any door or wall within or outside the Premises or elsewhere within the Project without Landlord's approval, and Tenant shall surrender all keys for all such locks at the end of the Term. Landlord shall provide Tenant with one set of keys to the Premises when Tenant assumes possession thereof.

      6. Tenant shall not do or permit to be done anything which obstructs or interferes with the rights of any other tenant of the Project. Tenant shall not keep anywhere within the Project any matter having an offensive odor, or any kerosene, gasoline, benzine, camphene, fuel or other explosive or highly flammable material. No bird, fish or other animal shall be brought into or kept in or about the Premises.

      7. So that the Premises may be kept in a good state of preservation and cleanliness, Tenant shall, while in the possession of the Premises, permit only Landlord's employees and contractors to clean the Premises unless prior thereto Landlord otherwise consents in writing. Landlord shall not be responsible to Tenant for any damage done to any furniture or other property of Tenant or any other person caused by any of Landlord's employees or any other person, for any loss sustained by any of the Tenant's employees, or for any loss of property of any kind in or from the Premises, except where caused by the negligence, gross negligence or willful misconduct of Landlord or those for whom Landlord is legally responsible. Tenant shall make reasonable efforts to see each day that the windows are closed and the doors securely locked before leaving the Premises, and that all lights and standard office equipment within the Premises are turned off.

      8. If Tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within the Premises, Landlord shall approve where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous current of electricity or otherwise into or through the Premises, the Building or the Project, (b) to require the changing of wiring connections or layout, at Tenant's expense, to the extent that Landlord may reasonably deem necessary, (c) to require compliance with such reasonable rules as Landlord may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately to cut wiring and/or to do whatever else it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building or the Project. Each wire installed by the Tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by Landlord, with the number of the office to such wire leads and the purpose for which it is used, together with the name of Tenant or other concern, if any, operating or using it.

      9. A main lobby directory will be provided by Landlord on which the Tenant's name will be placed.

      10. No furniture or large equipment may be received in the Building, except during such hours as are designated for such purpose by Landlord, and only after Tenant gives notice thereof to Landlord. Landlord shall have exclusive right to prescribe the method and manner in which any of the same is brought into or taken out of the Building, and the right to exclude from the Building any heavy furniture, safe or other article which may create a hazard and to require it to be located at a designated place in the Premises. Tenant shall not place any weight anywhere beyond the safe carrying capacity of the Building. The cost of repairing any damage to the Building or any other part of the Project caused by taking any of the same in or out of the Premises, or any damage caused while it is in the Premises or the rest of the Building or the Project, shall be borne by Tenant as Additional Rent.

      11. Without Landlord's prior written consent: (a) no connection shall be made to any electrical wire for running any fan, motor or other apparatus, device or equipment, (b) no large machinery of any kind, other than customary small business machinery, shall be allowed in the Premises, and (c) no mechanic shall be allowed to work in areas that may affect the base building systems in or about the Building, other than one employed by Landlord, unless approved in writing by Landlord.

      12. Landlord shall in no event be responsible for admitting or excluding any person from the Premises. In case of invasion, hostile attack, insurrection, mob violence, riot, public excitement or other commotion, explosion, fire or any casualty, Landlord shall have the right to bar or limit access to the Building to protect the safety of occupants of the Project, or any property within the Project.

      13. Landlord shall, as prescribed in the Lease, have the right to rescind, suspend or modify the Rules and Regulations and to promulgate such other Rules or Regulations as, in Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building and the Project, or for the preservation of good order therein. Upon Tenant's having been given notice of the taking of any such action, the Rules and Regulations as so rescinded, suspended, modified, or promulgated shall have the same force and effect as if in effect at the time at which Tenant's Lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provisions of such Lease).

      14. The use of any room within the Building or the Project as sleeping quarters is strictly prohibited at all times.

      15. Tenant shall keep the windows and doors of the Premises (including those opening on corridors and all doors between rooms entitled to receive heating or air conditioning service and rooms not entitled to receive such service), closed while the heating or air conditioning system is operating, in order to minimize the energy used by, and to conserve the effectiveness of, such system. Tenant shall comply with all reasonable Rules and Regulations from time to time promulgated by Landlord with respect to such system or their use.

      16. Nothing in these Rules and Regulations shall give Tenant any right or claim against Landlord or any other person if Landlord does not enforce any of them against any other tenant or person (whether or not Landlord has the right to enforce them against such tenant or person), and no such nonenforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to Tenant or any other tenant or person.

                           TYSONS INTERNATIONAL PLAZA

                                   SCHEDULE G

                           AGREEMENT OF SUBORDINATION
                         NON-DISTURBANCE AND ATTORNMENT


       Attached to and made part of Lease dated ______________, 199__ Between 485 PROPERTIES, LLC, Landlord
                           and _______________, Tenant


      THIS AGREEMENT MADE THE ___________ day of _______________________, 199__,
by and among TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having its principal office and post office address at 730 Third Avenue, New York, New York 10017 ("Teachers") and ____________________________________________________________ ("Tenant"),

                            W I T N E S S E T H:

      WHEREAS,  485  PROPERTIES,  LLC,  a  Delaware  limited  liability  company
("Landlord"), is the owner in fee simple of those certain premises situate, lying and being in Fairfax County, Virginia, as more particularly described in Exhibit A attached hereto (the "Property"); and

      WHEREAS, Teachers is the holder of and payee under a certain Promissory Note dated December 29, 1989, secured by a Deed of Trust and Security Agreement of even date therewith, recorded in Book 7520 at Page 723, in the Office of the Land Records, Fairfax County, Virginia, and under another certain Promissory Note dated June 4, 1990, secured by a First Supplement to Deed of Trust and Security Agreement of even date therewith, recorded in Book 7608 at Page 1700, in the Office of the Land Records, Fairfax County, Virginia (the "Deed of Trust"), constituting a first lien upon the fee simple estate of Landlord;

      WHEREAS under the terms of a certain lease dated ___________, 199__, ("Lease"), Landlord did lease, let and demise, subject to the Deed of Trust, a portion of the Property as therein more particularly described ("Premises");

      WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under the Lease and further to define the terms, covenants and conditions precedent for such additional rights.

      NOW, THEREFORE, in consideration of the respective demises and of the sum of One Dollar ($1.00) and other good and valuable consideration, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

            1. That Teachers (in its capacity as the beneficiary under the Deed of Trust) does hereby represent, covenant and warrant:

            (a) That the Deed of Trust is in full force and effect and unmodified.

            (b) That there is no existing default under the provisions of the Deed of Trust or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of either Teachers or Landlord to be observed and performed thereunder.

      2. That Teachers (in its capacity as beneficiary under the Deed of Trust) consents to and approves the Lease.

      3. That Teachers (in its capacity as beneficiary under the Deed of Trust) and Tenant do hereby covenant and agree that the Deed of Trust shall be and the same is hereby made SUBORDINATE to the Lease with the same force and effect as if the Lease had been executed, delivered and recorded prior to the execution, delivery and recordation of the Deed of Trust,

            EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

            (a) The prior right and claim under and the prior lien of the Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Premises, and as to the right of disposition thereof in accordance with the provisions of the Deed of Trust,

            (b) The prior right and claim under and the prior lien of the Deed of Trust, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Premises and as to the right of disposition thereof in accordance with the terms of the Deed of Trust, and

            (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the Deed of Trust and the execution of the Lease.

      4. That in the event of foreclosure under the Deed of Trust or sale in lieu thereof, or the exercise of any other rights thereunder or under the note which it secures or any related documents prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, and subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the Lease on the part of Tenant to be observed and performed, Teachers does hereby covenant and warrant as follows:

            (a) The quiet and peaceful possession by Tenant of the Premises under the Lease.

            (b) That the Lease shall continue in full force and effect and Teachers shall recognize the Lease and the Tenant's rights thereunder and will thereby establish direct privity of estate and contract as between Teachers and Tenant, with the same force and effect and with the same relative priority in time and right as though the Lease were originally made directly from Teachers in favor of Tenant, but not in respect of any amendment to such Lease not previously approved in writing by Teachers.

            (c) To assume such of the obligations on the part of the Landlord under the Lease which are deemed to run with the land and for so long as Teachers shall be the owner in fee of the Premises; provided, however, Teachers shall not in any way or to any extent be liable to Tenant:

                  (1) For restoration of improvements following any casualty not required to be insured under the Lease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under the Lease;

                  (2) For any prepayment of rent or deposit, rental security or any other sums deposited with the original or any prior landlord under the Lease and not delivered to Teachers; or

                  (3) For any restrictions on competition beyond the Premises.

      5. That in the event of default under the Deed of Trust and upon notice from Teachers to Tenant, prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, Tenant hereby covenants and agrees to make full and complete attornment to Teachers, for the balance of the term of the Lease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as therein provided, so as to establish direct privity of estate and contract as between Teachers and Tenant and with the same force and effect and relative priority in time and right as though the Lease were originally made directly from Teachers to Tenant, and Tenant will thereafter make all rent payments thereafter directly to Teachers.

      6. That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, by its officers duly authorized, the day and year first above written.

                                    Very truly yours,

                                    TEACHERS INSURANCE AND ANNUITY
                                    ASSOCIATION OF AMERICA



                                    By: _______________________________


STATE OF _____________ )
                             )  To Wit:
COUNTY OF ___________ )

            I HEREBY CERTIFY that on this ______ day of ___________ 199_, before me, the undersigned, a Notary Public of said State, personally appeared _____________________ known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes contained therein.

            WITNESS my hand and Notarial Seal.


                                                Notary Public

My Commission Expires:____________________

                               TENANT'S AGREEMENT



      The undersigned, as Tenant under the Lease herein described, does hereby accept and agree to the terms of the foregoing Subordination, which shall inure to the benefit of and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

                                    ---------------------------------,
                                    a ________________________________



                                       By:
                                      Name:
                                     Title:



STATE OF               )
         -----------
                           )  To Wit:
COUNTY OF            )

            I HEREBY CERTIFY that on this ______ day of ___________ 199 , before me, the undersigned, a Notary Public of said State, personally appeared _____________________ known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes contained therein.

            WITNESS my hand and Notarial Seal.



                                          Notary Public


My Commission Expires:_______________________

                           TYSONS INTERNATIONAL PLAZA

                                   SCHEDULE H

                        STATEMENT OF TENANT IN RE: LEASE


Teachers Insurance and Annuity      Date:_____________
Association of America
730 Third Avenue
New York, NY  10017

                              Re:  Address:__________________________
                              Your Appl. No.________________________
Gentlemen:

      It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof have required this certification by the undersigned.

      The   undersigned,   as   Lessee,   under   that   certain   lease   dated
____________________, made with 485 PROPERTIES, LLC, as Lessor, hereby certifies that:

      1. the undersigned has entered into occupancy of the premises described in said lease on ________________; and

      2. the undersigned is presently open and conducting business with the public in the premises; and

      3. the base rental in the annual amount of $___________ was payable from the date of occupancy;

      4. said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated ____________), and neither party thereto is in default thereunder; and

      5. the same represents the entire agreement between the parties as to this leasing; and

      6.    the Term of said lease expires on _______________; and

      7. all conditions under said lease to be performed by the Lessor have been
satisfied,   including  but  without  limitation,  all  co-tenancy  requirements thereunder; and,

      8. all required contributions by Lessor to Lessee on account of Lessee's improvements have been received; and,

      9. on this date there are no existing defenses or offsets which the undersigned has against the enforcement of said lease by the Lessor; and,

      10. no rental has been paid through ___________, 19___, and no security (or in the amount of $____________) has been deposited with the lessor; and,

      11.   rental for ___________, 19___, has been paid.

                                Very truly yours,

                              (Tenant)_____________________________



                              By: _________________________________
                              Name:

                              Title:

                           TYSONS INTERNATIONAL PLAZA

                                   SCHEDULE I

                                      BIDS
                                   (Attached)